Exhibit 10.6

EXECUTION VERSION

INTELLECTUAL PROPERTY LICENSE AGREEMENT

This INTELLECTUAL PROPERTY LICENSE AGREEMENT (this “Agreement”), dated as of December 30, 2016 (the “Closing Date”), is entered into by and among BJ Services, LLC, a Delaware limited liability company (the “Company”), and Baker Hughes Incorporated, a Delaware corporation, on behalf of itself and its Subsidiaries (“Baker Hughes”). Company and Baker Hughes each may be referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, Baker Hughes Oilfield Operations, Inc. and Company, among others, have entered into that certain Contribution Agreement, dated November 29, 2016 (the “Contribution Agreement”) with respect to the contribution to Company of the Baker Hughes Contributed Business by Baker Hughes and that certain Second Amended and Restated Limited Liability Company Agreement, dated December 30, 2016 (the “LLC Agreement”);

WHEREAS, the Contribution Agreement contemplates that Baker Hughes shall grant to Company a license to use certain Intellectual Property Rights in connection with the business of the Company; and

WHEREAS, the Parties desire to enter into this Agreement in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants set forth in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE 1

DEFINITIONS

1.1 Definitions. (a) Capitalized terms used but not defined in this Agreement have the respective meanings assigned to such terms in the Contribution Agreement. For purposes of this Agreement, the following initially capitalized terms shall have the following meanings:

“Baker Hughes Licensed Technology” means the Baker Hughes Patents and Baker Hughes Know-How.

“Baker Hughes Patents” means the Patents listed on Schedule A (including, for the avoidance of doubt, any patents issuing after the Closing Date from any applications, reissues, divisions, continuations, continuation-in-part, extensions or reexaminations thereof) and any other Patent filed within twelve (12) months after the Closing Date by Baker Hughes or any of itsSubsidiaries which is derived from or otherwise based upon any of the Baker Hughes Know- How or the Company Know-How. Notwithstanding the foregoing, for the avoidance of doubt, in no event shall the Baker Hughes Patents include any of the Contributed Patents or any Patent in any jurisdiction outside of the Territory.

“Baker Hughes Know-How” means, except as set forth on Schedule B of this Agreement, technical information and know-how (including any and all formulae, procedures, processes, methods, designs, know-how, show-how, trade secrets, inventions (whether or not patentable and whether or not reduced to practice), discoveries, computer software set forth on Schedule C of this Agreement (including source code and object code except as otherwise set forth on Schedule C), equipment operating systems, firmware, specifications prototypes, designs (including equipment design files, computer-aided design files, and related documentation), techniques, methods, ideas, concepts, data, research and development information, lab books, engineering and manufacturing information, manufacturing processes, sourcing information, quality control and testing procedures, testing data, electronic control circuits, specifications, diagrams, drawings, schematics, blueprints and parts lists and other proprietary information, rights and works of authorship (whether or not reduced to writing), copyrights, confidential information, licenses and similar proprietary rights in discoveries, analytic models, improvements, techniques, devices, patterns, formulations and specifications, copies and tangible embodiments of any of the foregoing (in whatever form or media)) and other tangible and intangible proprietary information, data, or material, in each case which are Licensable by Baker Hughes or any of its Subsidiaries as of the Closing Date but solely to the extent the foregoing constitute part of the Contributed Business immediately prior to the Closing Date or constituted part of the Contributed Business at any time in the eighteen (18) months prior thereto (including in each case to the extent relating to developments or work in process not yet commercialized as of the Closing Date); provided that the fact that the foregoing were not contributed by Baker Hughes to the Company under the Contribution Agreement shall not be deemed or alleged to mean that any of the foregoing did not “constitute part of” the Contributed Business.

“Company Business” means the business of the Company, comprising the Contributed Business and the Partner Contributed Business.

“Company Know-How” means, except as set forth on Schedule D of this Agreement, technical information and know-how (including any and all formulae, recipes, procedures, processes, methods, designs, know-how, show-how, trade secrets, inventions (whether or not patentable and whether or not reduced to practice), discoveries, computer software (including source code, object code, equipment operating systems, firmware, and specifications), prototypes, designs (including equipment design files, computer-aided design files, and related documentation), techniques, methods, ideas, concepts, data, research and development information, lab books, engineering and manufacturing information, manufacturing processes, sourcing information, quality control and testing procedures, testing data, electronic control circuits, specifications, diagrams, drawings, schematics, blueprints and parts lists and other proprietary information, rights and works of authorship (whether or not reduced to writing), copyrights, confidential information, licenses and similar proprietary rights in discoveries, analytic models, improvements, techniques, devices, patterns, formulations and specifications, copies and tangible embodiments of any of the foregoing (in whatever form or media)) and other tangible and intangible proprietary information, data, or material, in each case which are Licensable by Company or any of its Subsidiaries as of the Closing Date but solely to the extent the foregoing constitute part of the Partner Contributed Business immediately prior to the Closing Date or constituted part of the Partner Contributed Business at any time in the eighteen (18) months prior thereto (including in each case to the extent relating to developments or work in process not yet commercialized as of the Closing Date); provided that the fact that the foregoing were not contributed by Partner to the Company under the Contribution Agreement shall not be deemed or alleged to mean that any of the foregoing did not “constitute part of” the Partner Contributed Business.

“Company Licensed Technology” means the Company Patents and the Company Know-How.

“Company Patents” means the Contributed Patents and any other Patent filed within twelve (12) months after the Closing Date by the Company or any of its Subsidiaries which is derived from or otherwise based upon any of the Baker Hughes Know-How or the Company Know-How.

“Contributed Business” means the Onshore Pressure Pumping Business, as conducted by Baker Hughes and its Subsidiaries in the Territory immediately prior to the Closing Date.

“Contributed Patents” means the Patents listed on Schedule E of this Agreement (including, for the avoidance of doubt, any patents issuing after the Closing Date from any applications, reissues, divisions, continuations, continuation-in-part, extensions or reexaminations thereof).

“Exploit” means, with respect to Intellectual Property Rights, the right to use, reproduce, perform, display, distribute, test, modify, improve and create derivative works of, and to use, make, have made, sell, offer for sale, import, or export products or services under, such Intellectual Property Rights. “Exploitation” has a correlative meaning.

“Improvement” means any modification, improvement, extension, or derivative work of, or enhancement to, any Licensed IP.

“License” means any license granted pursuant to Article 2 of this Agreement.

“Licensable” means, with respect to any Intellectual Property Right that a Person has the power and authority to grant a license (or sublicense, as the case may be), on the terms and conditions set forth herein, to such Intellectual Property Right without any of the following: (a) the consent of any third party (unless such consent can be obtained without providing any additional consideration to such third party or the Party to which a License hereunder would be granted but for such consent requirement agrees to pay such consideration), (b) impairing such Person’s existing Intellectual Property Right (it being understood that the grant of a non- exclusive license on the terms hereunder, in and of itself, shall not be construed as an impairment of any of such Person’s rights), (c) imposing any additional material obligations on such Person under any preexisting agreement relating to such Intellectual Property Right, except to the extent such obligation (including any payment obligation) can reasonably be borne by the Licensed Party and the Licensed Party agrees to do so, and/or (d) the payment of royalties or other consideration on or after the Closing Date by such Person to any third party under any preexisting agreement relating to such Intellectual Property Right, unless the Party to which a License hereunder would be granted but for such consent requirement agrees to pay such consideration. For the avoidance of doubt, in no event shall any Intellectual Property Right be “Licensable” if any of the foregoing conditions in clauses (a)-(d) apply.

“Licensed IP” means the Company Licensed Technology and the Baker Hughes Licensed Technology.

“Licensed Know-How” means any and all Baker Hughes Know-How and Company Know-How.

“Licensed Party” means a Party and its Subsidiaries, each in their capacity as licensee under any License.

“Licensed Patents” means any and all Baker Hughes Patents and Company Patents.

“Licensed Technology” means the Baker Hughes Licensed Technology or the Company Licensed Technology, as applicable.

“Licensing Party” means a Party and its Subsidiaries, each in their capacity as a licensor under any License.

“Onshore Pressure Pumping Business” shall mean the Company Principal Business (as defined in the LLC Agreement) anywhere in the United States of America or Canada.

“Proceeding” means any action, claim, lawsuit, litigation, proceeding, inquiry, or arbitration (in each case, whether civil, criminal or administrative) by or before any Governmental Authority.

“Representatives” means, with respect to a Party, any Subsidiary of such Party and any officers, directors, employees, contractors, advisors, agents and other representatives of such Party and its Subsidiaries.

“Territory” means onshore in United States and Canada, but for the avoidance of doubt, excluding the Gulf of Mexico.

“Transaction Documents” means the Transition Services Agreement, LLC Agreement and any other agreements contemplated with the Closing of the transactions contemplated by the Contribution Agreement.

(b) Each of the following terms is defined in the Section set forth opposite such term:

Term	Section

Agreement	Preamble
Baker Hughes	Preamble
Closing Date	Preamble
Company	Preamble
Confidential Information	7.1.1
Contribution Agreement	Recitals
disclosing party	7.1.1
Indemnifying Party	5.2
Licensor Indemnitees	5.1
LLC Agreement	Recitals
Party, Parties	Preamble
receiving party	7.1.1
Relevant Party	7.2
Relevant Patents	3.2

ARTICLE 2

GRANT OF RIGHTS

2.1 From Company to Baker Hughes. Subject to the terms and conditions of this Agreement, Company, on behalf of itself and its Subsidiaries, hereby grants to Baker Hughes and its Affiliates a perpetual, irrevocable, non-exclusive, non-sublicensable (except as otherwise provided in Section 2.5), non-transferable (except as otherwise provided in Section 9.2), royalty- free and fully paid up license under the Company Licensed Technology to Exploit any product, process or service in connection with any business of Baker Hughes and its Affiliates outside of the Territory including, for the avoidance of doubt, the right to engage in Exploitation in the Territory solely for (a) the purpose of commercializing any product, process or service outside of the Territory, and (b) any non-commercial purposes (e.g., research and development). Notwithstanding the nonexclusive nature of the License set forth above and notwithstanding anything to the contrary in the LLC Agreement (and without limiting any other restrictions or obligations in the LLC Agreement), during the period that Baker Hughes and its Affiliates are bound by the restrictions set forth in Section 10.02(a) of the LLC Agreement, neither Baker Hughes nor any of its Affiliates shall directly or indirectly (i) use any Baker Hughes Licensed Technology in a Company Principal Business onshore in the United States or Canada (it being understood that any breach of this provision and any applicable remedy thereto or thereof shall be governed solely by the terms and conditions of the LLC Agreement), (ii) sell or license to any third party any Baker Hughes Licensed Technology for use in a Company Principal Business onshore in the United States or Canada except (A) as any such Baker Hughes Licensed Technology relates to completion equipment, chemicals and additives, and (B) as determined by Baker Hughes in its reasonable business judgment as necessary or prudent to settle or resolve any dispute. claim or action involving such Baker Hughes Licensed Technology, provided that, prior to any such settlement or resolution, Baker Hughes shall provide Company an opportunity to review and comment on such settlement or resolution and shall reasonably consider Company’s comments with respect to any of the foregoing. For the avoidance of doubt and notwithstanding anything in this Section 2.1 to the contrary, none of this Section 2.1 shall override or otherwise modify any provisions of the LLC Agreement, including that in no event shall any reference to “Baker Hughes and its Affiliates” be interpreted to include any member of the GE Group (as such term is defined in the LLC Agreement) with respect to any Intellectual Property Rights other than the Baker Hughes Licensed Technology.

2.2 From Baker Hughes to Company. Subject to the terms and conditions of this Agreement, Baker Hughes, on behalf of itself and its Subsidiaries, hereby grants to Company and its Subsidiaries a perpetual, irrevocable, non-exclusive, non-sublicensable (except as otherwise provided in Section 2.5), non-transferable (except as otherwise provided in Section 9.2), royalty-free and fully paid up license under the Baker Hughes Licensed Technology to Exploit any product, process or service in connection with the Company Business and the reasonable and natural evolution thereof solely within the Territory, including, for the avoidance of doubt, the right to engage in Exploitation outside of the Territory solely for (a) the purpose of commercializing any product, process or service in the Territory, and (b) any non-commercial purposes (e.g., research and development).

2.3 Third Party Licenses. To the extent that any Intellectual Property Right owned by a third party is Licensable under Sections 2.1 or 2.2, the License of such Intellectual Property Right hereunder shall be subject to all of the terms and conditions of the relevant agreement with such third party pursuant to which such Intellectual Property Right has been licensed. Each Party shall endeavor to identify for such other Party any such terms and conditions with respect to any Intellectual Property Rights licensed from third parties, to the extent requested by such other Party for any specifically-identified Intellectual Property Rights but in any case subject to any applicable confidentiality obligations or restrictions with respect to such terms and conditions.

2.4 Delivery of Baker Hughes Know-How. Promptly after the Closing Date, but in no event later than one (1) year after the Closing Date, Baker Hughes shall cooperate with Company for the delivery of the Baker Hughes Know-How in such commercially reasonable manner and form as agreed between the Parties, including, to the extent reasonably available, the delivery of (a) all source code, developer notes, developer and end-user documentation, and related materials and files for the applicable software, and (b) electronic copies, paper copies, and tangible embodiments of the Baker Hughes Know-How then in Baker Hughes’ possession or control. Without limiting Baker Hughes’ contributions to Company under the Contribution Agreement, Company shall be solely responsible for acquiring all necessary information technology systems or hardware and all third party software required to Exploit the Baker Hughes Know-How; provided that Baker Hughes will take commercially reasonable efforts to assist Company in acquiring such information technology systems, hardware and third party software upon the request of Company. Except as otherwise expressly set forth in any of the Transaction Documents, in no event shall Baker Hughes or its Affiliates have any obligation to maintain, update or support any Baker Hughes Know-How, including, but not limited to, any software, licensed to Company pursuant to this Agreement.

2.5 Sublicense Rights. With respect to any License granted pursuant to Section 2.1 or Section 2.2, the applicable Licensed Party shall have the right to grant the following sublicenses under such License: (a) to its customers and distributors for such customers and distributors to utilize and/or otherwise distribute such Licensed Party’s products, processes or services and (b) to its suppliers and service providers to the extent such suppliers and service providers provide products, processes and services to, or on behalf of, such Licensed Party, provided, however, in each case, the Licensed Party shall be responsible for any breach by any of the sublicensees of the terms and conditions of this Agreement.

2.6 No Other Licenses. All rights not expressly granted by either Party or any of its Subsidiaries under this Agreement are reserved by such Party and its Subsidiaries. Without limiting the generality of the foregoing sentence, the Parties acknowledge and agree that nothing in this Agreement shall be construed or interpreted as a grant, by implication, estoppel or otherwise, of any license under or other right with respect to any Intellectual Property Rights of either Party or any of its Affiliates other than the Licenses and rights granted under Article 2, and neither Party shall make use of any Intellectual Property Rights licensed to it other than in accordance with the applicable License set forth herein. Other than as expressly provided herein, nothing contained in this Agreement shall be construed to obligate either Party or any of its Affiliates to license any additional Intellectual Property Rights to the other Party or any of its Affiliates in the future. Other than as expressly provided herein, neither Party nor any of its Subsidiaries shall be required to maintain, register, defend, or provide any support or other services to the other Party or any of its Subsidiaries with respect to, any Intellectual Property Rights licensed to such other Party and its Affiliates or Subsidiaries, as applicable, under this Agreement. For the avoidance of doubt, in no event shall any License granted under this Agreement or any other rights or obligations set forth in this Agreement extend to, or include any Intellectual Property Rights of, General Electric Company or any of its Affiliates other than as expressly set forth with respect to Baker Hughes and its Subsidiaries under this Agreement to the extent Baker Hughes or any of its Subsidiaries as of the Closing Date should become an Affiliate of General Electric Company after the Closing Date.

2.7 Improvements. Any Improvement created or developed by a Party or on its behalf shall, by and between the Parties, be owned by such Party. Other than as expressly set forth herein, including any License in this Article ARTICLE 2, neither Party hereby grants or shall be obligated to grant to the other Party any right or license in any Improvement that such Party owns. Notwithstanding the foregoing, nothing herein shall be construed as requiring a Licensed Party to relinquish any of its rights in or to any License.

ARTICLE 3

PATENT PROSECUTION AND MAINTENANCE

3.1 Responsibility for Prosecution and Maintenance. The Parties acknowledge and agree that (a) Baker Hughes shall be solely responsible for the prosecution and maintenance of the Baker Hughes Patents in the ordinary course of business after the Closing Date and (b) Company shall be solely responsible for the prosecution and maintenance of the Company Patents in the ordinary course of business after the Closing Date. Except as otherwise set forth herein, all expenses and fees incurred after the Closing Date in connection with the preparation, filing, prosecution and maintenance of the Baker Hughes Patents and the Company Patents shall be borne by Baker Hughes and Company, respectively.

3.2 Mutual Cooperation. To the extent that (a) any Baker Hughes Patents include any foreign counterpart to any Company Patent or (b) any Company Patent filed on or after the Closing Date by the Company or any of its Subsidiaries is derived from or otherwise based upon any of the Baker Hughes Know-How (collectively, the “Relevant Patents”), the Parties shall cooperate with each other as reasonably necessary in the preparation, filing, prosecution and maintenance of any such Relevant Patents, including executing and delivering, or causing to be executed and delivered, to the other Party such instruments and further assurances as may be necessary or desirable to give effect to the foregoing and furnishing all information and data in its possession necessary to obtain or maintain any such Relevant Patents.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES;

DISCLAIMERS; LIMITATION OF LIABILITY

4.1 Mutual Representations and Warranties. Each Party hereby represents and warrants to the other Party that (i) it has the requisite authority and power, and has taken, or will take, all requisite actions, to execute and perform its obligations under this Agreement, (ii) this Agreement constitutes a legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms, and (iii) this Agreement does not conflict with or violate any other agreement or undertaking to which such Party is a party or by which it or its assets is otherwise bound.

4.2 No Implied Warranty. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT AND EXCEPT AS EXPRESSLY SET FORTH IN THE CONTRIBUTION AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATIONS AND/OR WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, VALIDITY AND SCOPE OF THE LICENSED IP, AND THE ABSENCE OF LATENT OF OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, OR THAT THE USE OF THE LICENSED IP WILL NOT INFRINGE ANY PATENT, COPYRIGHT, TRADEMARK OR OTHER RIGHTS OF THIRD PARTIES. IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND, INCLUDING ECONOMIC DAMAGE OR INJURY TO PROPERTY AND LOST PROFITS, REGARDLESS OF WHETHER SUCH PARTY HAS BEEN ADVISED, SHALL HAVE OTHER REASON TO KNOW, OR IN FACT SHALL KNOW OF THE POSSIBILITY OF SUCH DAMAGE.

4.3 Acknowledgement. For the avoidance of doubt, notwithstanding anything in this Agreement to the contrary, the Parties acknowledge and agree that nothing in this Agreement is intended to limit, restrict or otherwise prejudice any of the representations, warranties or other remedies available to the Parties or their Subsidiaries under the Contribution Agreement or any other Transaction Document.

ARTICLE 5

INDEMNIFICATION

5.1 Indemnification. Each Licensed Party hereby agrees to indemnify, defend and hold harmless the Licensing Party, together with their respective successors and permitted assigns, and their respective Representatives (collectively, the “Licensor Indemnitees”) from and against all losses, claims, damages, liabilities, and expenses (including any and all reasonable expenses and attorneys’ fees) arising out of or resulting from any third party claim brought, asserted or threatened against any Licensor Indemnitee but solely to the extent resulting or otherwise arising from (a) any material breach by the Licensed Party of any of its representations, warranties, covenants or obligations pursuant to this Agreement or (b) the gross negligence or willful misconduct by the Licensed Party or its Subsidiaries or their respective Representatives in performing any obligations under this Agreement.

5.2 Indemnification Procedure. If a Licensor Indemnitee wishes to seek indemnification hereunder, such Licensor Indemnitee shall inform the Party under an obligation to indemnify (the “Indemnifying Party”) of the third party claim giving rise to the obligation to indemnify as soon as reasonably practicable after receiving notice of such third party claim. The

Indemnifying Party shall have the right to assume and control the defense or settlement of any such third party claim for which it is obligated to indemnify the Licensor Indemnitee under this Agreement. The Licensor Indemnitee shall cooperate with the Indemnifying Party (and its insurer) as the Indemnifying Party may reasonably request, and at the Indemnifying Party’s sole cost and expense. The Licensor Indemnitee shall have the right to participate in such defense, subject to the Indemnifying Party’s control, using its own counsel at its own expense. The Indemnifying Party shall have no obligation to indemnify any Licensor Indemnitee in connection with any settlement made without the Indemnifying Party’s written consent.

ARTICLE 6

ENFORCEMENT OF INTELLECTUAL PROPERTY

6.1 Rights and Obligations of the Parties.

6.1.1 Company shall have the right, but not the obligation, to commence a Proceeding against any Person engaged in any actual or suspected infringement of any Company Patent anywhere in the world. Company shall keep Baker Hughes reasonably informed of the status and progress of such enforcement efforts, shall provide Baker Hughes an opportunity to review and comment on any material correspondence or court or tribunal filing or submission made in respect thereof and shall reasonably consider Baker Hughes’s comments with respect to any of the foregoing. If Company commences a Proceeding against a Person regarding the infringement of any Company Patent, Company shall control such Proceeding at its sole cost and expense using counsel of its choosing and shall keep Baker Hughes reasonably informed of the progress of such Proceeding. Company shall not settle any claim or Proceeding under this Section 6.1.1 in a manner that materially diminishes the rights or interests of Baker Hughes with respect to any foreign counterpart to any Company Patent without the prior written consent of Baker Hughes, which consent shall not be unreasonably withheld.

6.1.2 Baker Hughes shall have the right, but not the obligation, to commence a Proceeding against any Person engaged in any actual or suspected infringement of any Baker Hughes Patent anywhere in the world. Baker Hughes shall keep Company reasonably informed of the status and progress of such enforcement efforts, shall provide Company an opportunity to review and comment on any material correspondence or any court or tribunal filing or submission made in respect thereof and shall reasonably consider Company’s comments with respect to any of the foregoing. If Baker Hughes commences a Proceeding against a Person regarding the infringement of any such Baker Hughes Patent, Baker Hughes shall control such Proceeding at its sole cost and expense using counsel of its choosing and shall keep Company reasonably informed of the progress of such Proceeding. Baker Hughes shall not settle any claim or Proceeding under this Section 6.1.2 in a manner that materially diminishes the rights or interests of Company in the Territory with respect to any Baker Hughes Patent without the prior written consent of Company, which consent shall not be unreasonably withheld.

6.2 Cooperation of the Parties. In any Proceeding instituted under Section 6.1, the Parties shall cooperate with and assist each other in all commercially reasonable respects (including by joining as a necessary party to any suit, executing any affidavits and other documents requested, supplying evidence, or appearing as a witness).

ARTICLE 7

CONFIDENTIALITY

7.1 Confidentiality.

7.1.1 “Confidential Information” means any non-public, proprietary or other confidential portion or embodiment of the Licensed IP disclosed by a Party or any of its Subsidiaries (“disclosing party”) to the other Party or any of its Subsidiaries (“receiving party”) without the need for any further notice or marking, excluding any information that: (a) the receiving party independently develops without reference to the disclosed information; (b) the receiving party independently receives on a non-confidential and authorized basis from a source other than the disclosing party; (c) becomes publicly available through no fault of the receiving party; (d) is in the public domain at the time the receiving party receives the disclosed information; or (e) the receiving party already knows at the time the receiving party receives the disclosed information.

7.1.2 The receiving party will use the Confidential Information of the disclosing party solely for the purposes set forth in this Agreement, including, for the avoidance of doubt, for the Exploitation of the Licensed IP by the relevant Licensed Party in accordance with the terms of this Agreement. The receiving party will not directly or indirectly disclose the Confidential Information of the disclosing party to any third party except as permitted by this Agreement (including permitted disclosures to any permitted sublicensee), and will provide such Confidential Information only to its Representatives who need it in connection with this Agreement and are informed of the confidential nature of such Confidential Information; provided, however, that, notwithstanding the foregoing, a Licensed Party may make disclosure of any Confidential Information included in any Licensed Know-How of the Licensing Party hereunder for purposes of filing and prosecuting any patent application filed by such Licensed Party, but provided further that (a) solely with respect to any proposed patent application filing made during the period that the restrictions set forth in Section 10.02(a) of the LLC Agreement apply to Baker Hughes and its Affiliates, such Licensed Party shall notify the Licensing Party no less than thirty (30) days prior to any such filing or prosecution, shall allow the Licensing Party to review and comment on such patent application with respect to the disclosure of such Licensed Know-How, and shall reasonably consider such Licensing Party’s comments with respect thereto, and (b) any such patent application shall only extend to the territory and field to which such Licensed Party is licensed hereunder. The receiving party shall (a) take all reasonable measures to protect the confidentiality of the disclosing party’s Confidential Information, which shall be no less protective than the steps the receiving party uses to protect the confidentiality of its own confidential information of a similar nature, and (b) notify the disclosing party in writing of any unauthorized use or disclosure of such Confidential Information of which the receiving party is aware, and reasonably assist the disclosing party in remedying any unauthorized use or disclosure.

7.1.3 The Parties shall keep the contents of this Agreement confidential except for disclosure: (a) in confidence to Persons with a “need to know” and that are investors, potential investors, acquirers, potential acquirers, insurers, lenders, investment bankers, auditors, attorneys and similar Persons; (b) pursuant to an order or subpoena of a court or Governmental Authority, or as may otherwise be required by Applicable Law; (c) in confidence to Persons with a “need to know” in connection with the enforcement of this Agreement or rights under this Agreement; or (d) to their respective Representatives who need to know and who are informed of the confidential nature of such information.

7.2 Disclosure Related to Legal Process. If either Party (“Relevant Party”) becomes legally required, or receives a request from any Governmental Authority, to disclose any Confidential Information or the contents of this Agreement, such Relevant Party shall, if legally permitted, provide prompt written notice to other Party so that such other Party may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement. If such protective order or other remedy is not obtained, or the other Party waives compliance with the provisions of this Agreement, the Relevant Party shall furnish only that portion of the Confidential Information or this Agreement, as applicable, that is legally required or that the Relevant Party otherwise determines to be reasonably necessary to respond to such request, provided that the Relevant Party exercises its reasonable efforts, at the other Party’s request and expense, to obtain reliable assurance that confidential treatment will be accorded the information so disclosed.

7.3 Parties Responsible for Their Representatives. Each Party shall be liable for any breach of Section 7.1 or 7.2 by any of its Representatives.

ARTICLE 8

TERM; NO TERMINATION

8.1 Term. Subject to Section 8.2, this Agreement shall remain in full force and effect in perpetuity.

8.2 No Termination. This Agreement may only be terminated upon the mutual written agreement of the Parties. In the event of any breach of this Agreement, the sole and exclusive remedy of the non-breaching Party shall be to recover damages and/or to obtain injunctive or other equitable relief (it being understood that neither Party shall be entitled to any injunctive or equitable relief which would (a) prohibit the Licensed Party or any of its Affiliates or Subsidiaries, as applicable, from using or otherwise exploiting any Licensed IP licensed to it hereunder within the scope, and subject to the restrictions, of the applicable License, or (b) otherwise have the effect of limiting the rights granted to the Licensed Party or any of its Affiliates or Subsidiaries, as applicable, hereunder.

ARTICLE 9

MISCELLANEOUS

9.1 No Challenge; No Assert.

9.1.1 In no event shall either Party or any of its Affiliates or their successors and assigns (or any of their respective sublicensees) challenge, or assist any Person in any Proceeding challenging (including in connection with any interference or opposition Proceeding), the validity or enforceability of any of the Licensed IP by the other Party hereunder, except in response to any Proceeding first initiated or otherwise asserted by such other Party in violation of this Section 9.1.1.

9.1.2 In no event shall either Party or any of its Affiliates or their successors and assigns (or any of their respective sublicensees) initiate any Proceeding alleging infringement, misappropriation or other violation against the other Party or any of its Affiliates or any customer of such other Party or any of its Subsidiaries on account of such Party’s, Subsidiary’s or customer’s Exploitation of any Licensed IP pursuant to the rights and obligations set forth herein, except in response to any Proceeding first initiated or otherwise asserted by such other Party in violation of this Section 9.1.2.

9.1.3 Notwithstanding anything in this Agreement to the contrary, in connection with any Proceeding initiated by a Licensed Party in contravention of Section 9.1.1 or 9.1.2, as applicable, in no event shall any License granted to such Licensed Party pursuant to this Agreement be used as a defense by such Licensed Party to any claim or response by the Licensing Party in any such Proceeding and, for the pendency of any such Proceeding, such License to such Licensed Party shall be suspended.

9.2 Entire Agreement; Assignment; Successors. This Agreement, together with the Schedules, expressly contemplated hereby and attached hereto, the Contribution Agreement and the other Transaction Documents constitute the entire agreement among the Parties with respect to the subject matter hereof and thereof and supersede all other prior and contemporaneous agreements and understandings, both written and oral, among the Parties with respect to the subject matter hereof and thereof. Neither this Agreement nor any rights or obligations hereunder may be assigned or otherwise transferred by either Party, in whole or in part, whether voluntarily or by operation of Applicable Law, without the prior written consent of the other Party; provided that either Party may assign this Agreement (a) in whole to a successor to all or substantially all of its business or assets (whether voluntarily or by operation of Applicable Law) to which this Agreement relates or (b) to any of its direct or indirect wholly-owned Subsidiaries, in each case without the consent of the other Party, or (c) in part to a successor to all or substantially all of a material business unit or material business line or the assets thereof (whether voluntarily or by operation of Applicable Law) to which this Agreement relates (it being understood that, in the case of clause (c), (x) any such purported assignment shall be subject to the prior written consent of the other Party, which consent shall not be unreasonably withheld, and to any prior written agreement required by such other Party setting forth the terms and conditions of such license, including any royalty or licensing fees payable in respect thereof and (y) such successor or assignee shall only be permitted to exercise such license in connection with the business unit or business line that is divested). Any successor, transferee or whole or partial assignee of a Party must agree in writing to be bound by the terms and conditions of this Agreement and no assignment or transfer of this Agreement by a Party shall relieve such Party of any of its obligations or liabilities to the other Party under this Agreement that are owing at the time of such assignment or transfer or that continue to be owing by a Party in the case of a partial assignment. Any purported assignment of this Agreement in contravention of this Section 9.2 will be null and void and of no force or effect. Subject to the preceding sentences of this Section 9.2, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the Parties and their respective successors and permitted assigns. Each Party acknowledges and agrees that the Licenses granted hereunder shall encumber and follow all applicable Licensed Technology owned by a Licensing Party and shall be binding upon any successor owner or assignee of any of the Licensed Technology owned by a Licensing Party, and each Licensing Party shall take such steps as required to ensure that the Licenses to the Licensed Party hereunder remain in effect and are not modified or extinguished as a result of such Licensing Party’s sale or disposition of any such Licensed Technology.

9.3 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement will nevertheless remain in full force and effect, so long as the economic or legal substance of the transaction contemplated by this Agreement is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties will negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible, in a mutually acceptable manner, in order that the Agreement will be performed as originally contemplated to the fullest extent possible.

9.4 Notices. All notices and other communications hereunder will be in writing and will be deemed duly given (a) on the date of delivery if delivered personally, (b) upon electronic confirmation of receipt by facsimile if by facsimile, (c) on the date delivered if sent by email (provided confirmation of email receipt is obtained), (d) on the first (1st) Business Day following the date of dispatch if delivered utilizing a next-day service by a nationally recognized next-day courier or (e) on the earlier of confirmed receipt or the fifth (5th) Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder will be delivered to the addresses set forth below:

if to Company:
BJ Services, LLC
17021 Aldine Westfield Road
Houston, Texas 77073
Attention:	Lee Whitley
Facsimile No.:	(281) 582-5905
E-mail:	Lee.Whitley@bakerhughes.com

and

c/o CSL Capital Management, LLC
1000 Louisiana, Suite 3850
Houston, Texas 77002
Attention:	Kent Jamison
Facsimile No.:	281-946-8967
E-mail:	kent@cslenergy.com

and

WSEP Bromius II, LLC
c/o Goldman, Sachs & Co
200 West Street
New York, NY 10282-2198
Attention:	Scott Lebovitz
Charlie Gaillot
Facsimile:	212-357-5505
E-mail:	Charlie.Gailliot@gs.com
Scott.Lebovitz@gs.com

And copies (which copies shall not constitute notice) to: Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, NY 10017
Attention:	George R. Bason, Jr.
Michael Davis
Facsimile:	(212) 701-5340 (212) 450-5745
Telephone:	(212) 450-4340 (212) 450-4184
E-mail:	george.bason@davispolk.com michael.davis@davispolk.com

and

Kirkland & Ellis LLP
600 Travis, Suite 3300
Houston, Texas 77002
Attention:	Andrew Calder, P.C.
Rhett Van Syoc
Facsimile No.:	713-835-3621
E-mail:	andrew.calder@kirkland.com
rhett.vansyoc@kirkland.com

and

Fried, Frank, Harris, Shriver & Jacobson LLP
One New York Plaza
New York, NY 10004
Attention:	Robert C. Schwenkel, Esq.
Mark H. Lucas, Esq.
Facsimile:	212-859-4000
E-mail:	Robert.Schwenkel@friedfrank.com
Mark.Lucas@friedfrank.com

if to Baker Hughes:

Baker Hughes Oilfield Operations, Inc.
17021 Aldine Westfield Road
Houston, Texas 77073
Attention:	William D. Marsh
Facsimile No.:	(281) 275-7320
E-mail:	Will.Marsh@bakerhughes.com
with a copy to (which copy will not constitute notice):

Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, New York 10017
Attention:	Frank J. Azzopardi
Fax:	(212) 450-6277
Email:	frank.azzopardi@davispolk.com

or to such other address as the Person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

9.5 Attorneys’ Fees. In the event an action is brought to enforce or interpret any provision of this Agreement, the prevailing Party will be entitled to recover reasonable attorneys’ fees and costs in an amount to be fixed by the court.

9.6 Governing Law. This Agreement and all disputes related thereto will in all respects be interpreted, construed and governed by and in accordance with the laws of the State of Delaware.

9.7 Submission to Jurisdiction. The Parties hereby irrevocably submit to the jurisdiction of the courts of the State of Delaware and the federal courts of the U.S. located in the State of Delaware solely in respect of the interpretation and enforcement of the provisions of this Agreement or any disputes related thereto, and hereby waive, and agree not to assert, as a defense in any Proceeding for the interpretation or enforcement of this Agreement, that it is not subject thereto or that such Action may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement may not be enforced in or by such courts. The Parties hereby consent to and grant any such court jurisdiction over the Person of such Parties and over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such Proceeding in the manner provided in Section 9.4 as permitted by Applicable Law, will be valid and sufficient service thereof. The Parties agree that a final judgment in any such Proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Applicable Law.

9.8 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT.

9.9 Interpretation; Article and Section References. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement. All references in this Agreement to Articles, Sections, subsections and clauses are references to Articles, Sections, subsections and clauses, respectively, in and to this Agreement, unless otherwise specified. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. The words “include” or “including” mean “include, without limitation,” or “including, without limitation,” as the case may be, and the language following “include” or “including” will not be deemed to set forth an exhaustive list. The word “or” will not be limiting or exclusive. References to days are to calendar days; provided, that any action otherwise required to be taken on a day that is not a Business Day will instead be taken on the next Business Day. As used in this Agreement, the singular or plural number will be deemed to include the other whenever the context so requires.

9.10 Counterparts; Electronic Signature. This Agreement may be executed in multiple counterparts, each of which will be deemed to be an original but all of which will constitute one and the same agreement. This Agreement may be executed by facsimile or electronic signature in portable document format (.pdf) and a facsimile or electronic signature in portable document format (.pdf) will constitute an original for all purposes.

9.11 Amendment and Modification. This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment hereto, signed by an authorized Representative of each of the Parties.

9.12 Waivers. No failure or delay of a Party in exercising any right or remedy hereunder will operate as a waiver thereof, nor will any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Parties hereunder are cumulative and are not exclusive of any rights or remedies which they would otherwise have hereunder. Any agreement on the part of any Party to any such waiver will be valid only if set forth in a written instrument executed and delivered by such Party.

9.13 No Presumption Against Drafting Party. The Parties agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any Applicable Law or rule of construction providing that ambiguities in an agreement or other document will be construed against the Party drafting such agreement or document.

9.14 Specific Performance. The Parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the Parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof in any court set forth in Section 9.7, in addition to any other remedy to which they are entitled at law or in equity.

9.15 Duty to Effectuate. The Parties agree to perform any lawful additional acts, including the execution of additional agreements, as are reasonably necessary to effectuate the purpose of this Agreement.

9.16 Bankruptcy. All Licenses will be deemed licenses of rights to intellectual property for purposes of Section 365(n) of the U.S. Bankruptcy Code and the Parties acknowledge and agree that if a case under the United States Bankruptcy Code is filed by or against a Licensing Party, and in that case this Agreement is rejected pursuant to Section 365 of the United States Bankruptcy Code, a Licensed Party will retain and may fully exercise all of its rights and elections under the U.S. Bankruptcy Code.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed by their respective authorized officers as of the Closing Date.

BJ Services, LLC

By:	/s/ Lee Whitley
	Name:	Lee Whitley
	Title:	Vice President

Baker Hughes Incorporated

By:	/s/ Martin Craighead
	Name:	Martin Craighead
	Title:	Chief Executive Officer

[Signature Page to Intellectual Property License Agreement]

Schedule A

Baker Hughes Patents

See attached Baker Hughes IP License Schedule A.xlsx.

Baker Hughes Pat

Country	BHI Case Reference	Chemical or Equipment?	Subproduct line (IP Code	Title	Application Filing Date	Application Serial No.	Publication Date	Publication No.	Grant Date	Grant No.
U.S.A.	49181-US-DIV	Chemistry	ACD	Stabilizing Emulsified Acids For Carbonate Acidizing	28-Feb-13	13/781276	11-Jul-13	20130178400	8-Oct-13	8551926
U.S.A.	54687-US-NP	Chemistry	ACD	Method of Using Sophorolipids or Nannosylerythritol Lipids as Acid Corrosion Inhibitors in Well Treatment Operations	10-Apr-15	14/683983	22 Oct 2015	20150299556
U.S.A.	57173-US-NP	Chemistry	ACD	Method for Enhancing Acidizing Treatment of a Formation Having a High Bottom Hole Temperature	15-May-14	14/278550
U.S.A.	58983-US-PSP	Chemistry	ACD	Methods of Improving Acid Fracturing Conductivity	25-May-16	62/341118
U.S.A.	60397-US-PSP	Chemistry	ACD	a mixture of HTO/HF acid to stimulate sandstone formation	1-Dec-15	62/261729
U.S.A.	95016-US-NP	Chemistry	ACD	Organic Hydrofluoric Acid Spearhead System	21-Jun-00	09/599024			03 Sep 2002	6443230
Canada	95023-CA-PCT	Chemistry	ACD	Method of Preventing Gas Breakthrough In An Oil Bearing Formation	21-Feb-03	2418817			13-Feb-07	2418817
U.S.A.	95023-US-NP	Chemistry	ACD	Method of Preventing Gas Breakthrough in an Oil Bearing Formation	20-Sep-00	09/666043			16 Jul 2002	6419017
U.S.A.	95077-US-NP	Chemistry	ACD	Diversion Treatment Method	3-Mar-00	09/519064			09 Apr 2002	6367548
Canada	95084-CA-NP	Chemistry	ACD	Compositions and Methods of Catalyzing the Rate of Iron Reduction During Acid Treatment of Wells	25-Feb-99	2263014			17-Apr-07	2263014
Canada	95091-CA-NP	Chemistry	ACD	Acid Gels for Fracturing Subterranean Formations	8-Mar-99	2264974	30-Sep-99		11-May-10	2264974
U.S.A.	95091-US-DIV[1]	Chemistry	ACD	Acid gels for fracturing subterranean formations	29-Sep-99	09/408291			04 Apr 2000	6046140
U.S.A.	95091-US-NP	Chemistry	ACD	Acid Gels for Fracturing Subterranean Formations	31-Mar-98	09/052324			02 Nov 1999	5975206
U.S.A.	95123-US-NP	Chemistry	ACD	Asphaltene Absorption Inhibition Treatment	22-Jan-97	08/787124			18 Apr 2000	6051535
U.S.A.	95276-US-NP	Chemistry	ACD	Acidizing Stimulation Method Using a pH Buffered Acid Solution	22-Jul-03	10/624185	27-Jan-05	20050016731	13-Jun-06	7059414
U.S.A.	95291-US-CIP[1]	Chemistry	ACD	Method of Using Viscoelastic Vesicular Fluids to Enhance Productivity of Formations	14-May-04	10/846994	17 Feb 2005	US20050037928	05 Dec 2006	7144844
U.S.A.	95291-US-NP	Chemistry	ACD	Acid Diverting System Containing Quaternary Amine	31-Jan-03	10/356210	05 Aug 2004	20040152604	03 Oct 2006	7115546
U.S.A.	95351-US-NP	Chemistry	ACD	Surfactant Based Viscoelastic Fluids	15-Jan-03	10/345104	15-Jul-04	20040138071	29-Dec-09	7638468
U.S.A.	95384-US-CNT[1]	Chemistry	ACD	Method of Acidizing a Subterranean Formation with Diverting Foam or Fluid	29-Nov-07	11/947473	29-May-08	US20080121398	31-Mar-09	7510009
U.S.A.	95384-US-NP	Chemistry	ACD	Method of Acidizing a Subterranean Formation with Diverting Foam or Fluid	12-Jul-04	10/888494	31 Mar 2005	US20050067165	04 Dec 2007	7303018
U.S.A.	95391-US-NP	Chemistry	ACD	Increasing Reaction Efficiency of Acetic Acid	18-Jun-04	10/871108			08 Aug 2006	7086469
Canada	95420-CA-NP	Chemistry	ACD	Non-Emulsifying Anti-Sludge Composition For Use In The Acid Treatment Of Hydrocarbon Wells	21-Aug-06	2556648	21-Apr-07	2556648	12-Jan-10	2556648
U.S.A.	95420-US-CNT[1]	Chemistry	ACD	Non-Emulsifying Anti-Sludge Composition For Use In The Acid Treatment Of Hydrocarbon Wells	9-Feb-09	12/367588			24-Nov-09	7622429
U.S.A.	95420-US-NP	Chemistry	ACD	Non-Emulsifying Anti-Sludge Composition For Use In The Acid Treatment Of Hydrocarbon Wells	21-Oct-05	11/256230	26-Apr-07	20070093394	24-Mar-09	7507695
Canada	95427-CA-NP	Chemistry	ACD	Matrix Treatment of Damaged Sandstone Formations Using HF-Acid System	16-Dec-05	2530325	17-Jun-06	2530325	31-Mar-09	2530325
Canada	95506-CA-NP	Chemistry	ACD	Naphthenic Acid Solids Dissolver Compositions and Methods Related Thereto	1-Aug-08	2638503	1-Feb-10		20-Sep-11	2638503
Canada	95507-CA-PCT	Chemistry	ACD	Method and Composition for Controlling Inorganic Fluoride Scales	17-Dec-14	2877138
U.S.A.	95507-US-CIP	Chemistry	ACD	Method and Composition for Controlling Inorganic Fluoride Scales	26-Jun-12	13/533031	27 Dec 2012	20120325485
U.S.A.	95507-US-CNT[1]	Chemistry	ACD	Method and Composition for Controlling Inorganic Fluoride Scales	23-Aug-10	12/861390	16 Dec 2010	US20100314116	03 Jul 2012	8211836
U.S.A.	95507-US-NP	Chemistry	ACD	Method and Composition for Controlling Inorganic Fluoride Scales	18-Sep-07	11/901578	19 Mar 2009	US20090075844	24 Aug 2010	7781381
U.S.A.	95530-US-NP	Chemistry	ACD	Liquid Breaker for Acid Fracturing Fluids	25-Jul-08	12/179618	28 Jan 2010	US20100018705	21 Sep 2010	7798228
U.S.A.	95534-US-CNT[1]	Chemistry	ACD	Method of Inhibiting Corrosion with An Alkyl Sarcosinate	25-May-11	13/115742	15-Sep-11	20110224111	22-Jan-13	8357640
U.S.A.	95534-US-NP	Chemistry	ACD	Method of Treating an Alloy Surface with an Alkyl Sarcosinate	1-Apr-08	12/060335	01 Oct 2009	20090247431	09 Aug 2011	7994102
Canada	95664-CA-PCT	Chemistry	ACD	Method of Using Phthalic and Terepthalic Acids and Derivatives Thereof in Well Treatment Operations	22-Dec-14	2877708
U.S.A.	95664-US-CIP	Chemistry	ACD	Method of Using Phthalic and Terepthalic Acids and Derivatives Thereof in Well Treatment Operations	15-Aug-14	14/461123	04 Dec 2014	20140352959
U.S.A.	95664-US-NP	Chemistry	ACD	Method of Using Phthalic and Terepthalic Acids and Derivatives Thereof in Well Treatment Operations	26-Jun-13	13/928006	26 Dec 2013	20130341025
U.S.A.	50917-US-NP	Chemistry	CM	Apparatus and Method for Cementing a Borehole	7-Oct-11	13/268115	11-Apr-13	20130087333	13-May-14	8720560
U.S.A.	51903-US-CIP	Chemistry	CM	Reconfigurable Cement Composition, Articles Made Therefrom and Method of Use	20-Sep-11	13236686	3-Jan-13	20130000903	26-May-15	9038719
U.S.A.	54241-US-NP	lab equipment	CM	Shear bond tester	21-Dec-12	13/723456	26-Jun-14	20140174192	5-Jan-16	9228993
Canada	54247-CA-NP	equipment	CM	Method of Real Time Monitoring of Well Operations Using Self-Sensing Treatment Fluids	10-May-13	2815589	30-Oct-14	2815589	5-Jan-16	2815589
U.S.A.	54247-US-NP	equipment	CM	Method of Real Time Monitoring of Well Operations Using Self-Sensing Treatment Fluids	25-Apr-14	14/262450	30-Oct-14	20140318783
U.S.A.	54711-US-CIP	Chemistry	CM	Method to Enhance Cement Additives to Ensure Slurry Stability for Horizontal Wells	23-Mar-15	14/665977	16-Jul-15	20150198010
U.S.A.	54711-US-NP	Chemistry	CM	Method of Using Delayed Hydratable Polymeric Viscosifying Agent in the Treatment of a Well or Subterranean Formation	17-Sep-13	14/029520	19-Mar-15	20150075792
U.S.A.	54733-US-NP	Chemistry	CM	Variable Viscosity Water Based Cement Spacer System	18 Dec 2014	14/575206
U.S.A.	55282-US-DIV	Chemistry	CM	Wellbore Cement Compositions and Wellbore Cementing Methods	21-Mar-16	15/075761	14-Jul-16	US20160200959
U.S.A.	55282-US-NP	Chemistry	CM	Wellbore Cement Compositions and Wellbore Cementing Methods	12-Nov-13	14/077554	14-May-15	20150129217	7-Jun-16	9359254
U.S.A.	57018-US-NP	equipment	CM	A Continuous Mechanical-Batch Bulk Blending Method	21-Mar-15	14/664831
U.S.A.	58171-US-NP	Chemistry	CM	CEMENT SPACER SYSTEM FOR WELLBORES, METHODS OF MAKING, AND METHODS OF USE	10-Mar-15	14/643117
U.S.A.	58172-US-NP	Chemistry	CM	Cementing Isolation Fluids for Wellbores, Methods of Making, and Methods of Use	10-Mar-15	14643138
U.S.A.	58176-US-NP	Chemistry	CM	SEGREGATING FLUIDS, METHODS OF MAKING, AND METHODS OF USE	10-Mar-15	14/643152
U.S.A.	58180-US-NP	Chemistry	CM	CEMENT SLURRY COMPOSITIONS, METHODS OF MAKING, AND METHODS OF USE	10-Mar-15	14/643167
U.S.A.	58553-US-NP	Chemistry	CM	Microbial Produced Stone for Replacing Cement in Wells	31-Jul-15	14/814925
U.S.A.	58866-US-NP	Chemistry	CM	ZONE ISOLATION CEMENTING SYSTEM AND METHOD	26-Oct-15	14/922864
U.S.A.	59479-US-NP	Chemistry	CM	WELL CEMENTING METHODS AND APPARATUSES	26-Feb-16	15/054451
U.S.A.	59506-US-NP	Chemistry	CM	Rare Earth Elements to Enhance Cement Performance of Downhole Treatment Compositions	21-Oct-15	14/918637
U.S.A.	59910-US-NP	Chemistry	CM	METHODS OF DELIVERING CALCIUM CARBONATE PRODUCING MICROBES OR ENZYMES DOWNHOLE	10-Aug-15	14/822234
U.S.A.	60220-US-NP	Chemistry	CM	Method of Using Cement Additives to Enhance Spacer Stability for HTHP Wells	19-Jan-16	15/000892
U.S.A.	61095-US-NP	equipment/software	CM	IDENTIFYING A COMPONENT USED IN A WELL OPERATION USING A LEAKY COAXIAL ANTENNA	9-May-16	15/149957
U.S.A.	95012-US-NP	Chemistry	CM	Cement Expansion/Contraction Test Apparatus	21-Jun-02	10/177742	20-Feb-03	US20030033893	16-Nov-04	6817238
U.S.A.	95014-US-NP	Chemistry	CM	High Temperature Flexible Cementing Compositions and Methods for Using Same	6-Feb-02	10/068787	31-Oct-02	US20020157575	4-May-04	6729405
U.S.A.	95049-US-NP	Chemistry	CM	Mud Suspension Control System	28-May-97	08/864207			2-Nov-99	5975220
U.S.A.	95076-US-NP	Chemistry	CM	Methods and Compositions for Use in Cementing in Cold Environments	23-Aug-00	09/644490			30-Sep-03	6626243
U.S.A.	95094-US-NP	Chemistry	CM	Method and Compositions for Use in Cementing	12-Dec-97	08/989480			14-Nov-00	6145591
U.S.A.	95094-US-REX	Chemistry	CM	Method and Compositions for Use in Cementing	19-Jul-07	90008755			17-Feb-09	6145591
U.S.A.	95097-US-NP	Chemistry	CM	Stress Resistant Cement Compositions and Methods for Using Same	19-Dec-97	08/995070			15-May-01	6230804
U.S.A.	95107-US-NP	Chemistry	CM	Storable Liquid Systems for Use in Cementing Oil and Gas Wells	27-May-98	09/085667			16-Jan-01	6173778
U.S.A.	95190-US-CNT[2]	Chemistry	CM	Cementing System for Wellbores	24-Apr-06	11/409725	26-Oct-06	20060237186	6-Jan-09	7472753

U.S.A.	95190-US-DIV[1]	Chemistry	CM	Cementing System for Wellbores	17-May-04	10/847597			25-Apr-06	7032668
U.S.A.	95190-US-NP	Chemistry	CM	Cementing System for Wellbores	1-Oct-01	09/968659	3-Apr-03	20030062161	22-Jun-04	6752209
U.S.A.	95272-US-DIV[1]	Chemistry	CM	Cement Compositions Useful in Oil and Gas Wells	13-Nov-06	11/598382	15-Mar-07	US20070056477	28-Oct-08	7442249
U.S.A.	95272-US-NP	Chemistry	CM	Cement Compositions Useful in Oil and Gas Wells	7-Nov-03	10/605946			2-Jan-07	7156173
U.S.A.	95277-US-CIP[1]	equipment	CM	Apparatus and Method for Detecting the Launch of a Device in Oilfield Applications	22-May-02	10/154435	16-Oct-03	US20030192690	14-Sep-04	6789619
U.S.A.	95277-US-DIV[2]	equipment	CM	Apparatus and Method for Detecting the Launch of a Device in Oilfield Applications	13-Sep-04	10/939924			27-Jun-06	7066256
U.S.A.	95277-US-NP	equipment	CM	Apparatus and Method of Detecting Interfaces Between Well Fluids	10-Apr-02	10/120201	16-Oct-03	US20030192695	12-Oct-04	6802373
U.S.A.	95289-US-NP	Chemistry	CM	Ultra Low Density Cementitious Slurries for Use in Cementing of Oil and Gas Wells	22-Aug-03	10/646147			21-Dec-04	6832652
U.S.A.	95300-US-DIV[1]	Chemistry	CM	Method of Cementing A Well Using Composition Containing Zeolite	13-Oct-06	11/580360	8-Feb-07	20070029088	3-Feb-09	7485185
U.S.A.	95300-US-NP	Chemistry	CM	Method of Cementing A Well Using Composition Containing Zeolite	22-Dec-03	10/744978			21-Nov-06	7137448
U.S.A.	95350-US-NP	Chemistry	CM	Polymer Shell Encapsulating Gas as Cement Expansion Additive	23-Jan-03	10/248488	29-Jul-04	20040147406	24-Feb-09	7494544
U.S.A.	95374-US-NP	Chemistry	CM	Testing Apparatus and Method of Deriving Young’s Modulus from Tensile Stress/Strain Relationships	12-Dec-03	10/734873			20-Mar-07	7191663
Canada	95378-CA-NP	Chemistry	CM	Aqueous Storable Cement Spacer System and Method of Making and Using the Same	25-May-04	2468224	30-Nov-04		22-Mar-11	2468224
U.S.A.	95405-US-NP	lab equipment	CM	High Temperature Fluid Test Instrument	8-Jan-07	11/651089	10-Jul-08	20080163703	29-Jun-10	7743674
U.S.A.	95411-US-CIP	Chemistry	CM	Method of Cementing Using Polymeric Retarder	16-Jan-12	13/351109	7-Jun-12	20120138300	17-Nov-15	9187373
U.S.A.	95411-US-NP	Chemistry	CM	Method of Cementing Using Polymeric Retarder	17-Nov-06	11/601512	22-May-08	US20080115938	17-Jan-12	8096359
U.S.A.	95426-US-NP	Chemistry	CM	Strength Retrogression Preventer	19-Aug-05	11/207411	22-Feb-07	US20070039734	11-Nov-08	7448449
Canada	95461-CA-NP	Chemistry	CM	A Method of Cementing Within a Gas or Oil Well	26-Apr-07	2586346	26-Aug-08	2586346	11-Oct-11	2586346
U.S.A.	95461-US-NP	Chemistry	CM	A Method of Cementing Within a Gas or Oil Well	26-Feb-07	11/711574	28-Aug-08	US20080202752	28-Jun-11	7967909
U.S.A.	95462-US-CIP	Chemistry	CM	Self-Sealing Well Cement Composition	17-Dec-07	11/958262	1-May-08	20080099203	19-Jan-10	7647970
Canada	95470-CA-NP	Chemistry	CM	Low Density Cements For Use In Cementing Operations	14-Sep-07	2601902	14-Mar-08	2601902	5-Jul-11	2601902
Canada	95477-CA-NP	Chemistry	CM	Low Density Cements for Use in Oil and Gas Well Cementing Operations	14-Sep-07	2601900	14-Mar-08	2601900	17-Jan-12	2601900
Canada	95479-CA-NP	Chemistry	CM	Low Density Cements for Use in Cementing Operations	10-Sep-07	2600959	14-Mar-08	2600959	29-Nov-11	2600959
U.S.A.	95531-US-CNT	Chemistry	CM	Compositions and Methods to Prevent Corrosion by CO2 on Cement Compositions	17-Jan-14	14/157585	15-May-14	20140134340	3-Feb-15	8944166
U.S.A.	95531-US-NP	Chemistry	CM	Compositions and Methods to Prevent Corrosion by CO2 on Cement Compositions	28-Jul-08	12/180577	28-Jan-10	20100018435	28-Jan-14	8636068
U.S.A.	95614-US-NP	Chemistry	CM	Application of a Specialized Slurry Used for Cementing Tubulars in Wells Producing Synthesis Gas by Underground Coal Gasification	28-Oct-10	12/914890	3-May-12	20120103611	3-Dec-13	8596356
Canada	95615-CA-PCT	Chemistry	CM	Use of Methylhydroxyethyl Cellulose as Cement Additive	10-Apr-12	2832602
U.S.A.	95615-US-NP	Chemistry	CM	Use of Methylhydroxyethyl Cellulose as Cement Additive	19-Apr-11	13/090111	25-Oct-12	20120267108	8-Apr-14	8689870
Canada	95617-CA-PCT	Chemistry	CM	Cement Retarder and Method of Using the Same	15-May-12	2839346
U.S.A.	95617-US-NP	Chemistry	CM	Cement Retarder and Method of Using the Same	29-Jun-11	13/172534	3-Jan-13	20130000904
U.S.A.	95625-US-NP	Chemistry	CM	Methods for Disposing of Produced Water Recovered During Hydrocarbon Drilling, Production or Related Operations	24-Nov-10	12/953981	24-May-12	20120128424	17-Dec-13	8608405
U.S.A.	95659-US-NP	Chemistry	FRC	Method for Impairing Fluid Flow in Subterranean Formations	22-Nov-11	13/302816	23-May-13	20130130947
U.S.A.	95660-US-DIV	Chemistry	CM	Use of Composite of Lightweight Hollow Core Having Adhered or Embedded Cement in Cementing a Well	15-May-15	14/713558
U.S.A.	95660-US-NP	Chemistry	CM	Use of Composite of Lightweight Hollow Core Having Adhered or Embedded Cement in Cementing a Well	16-Dec-11	13/328032	20-Jun-13	20130153222	19-May-15	9033040
U.S.A.	95670-US-NP	lab equipment	CM	Multi-Function Testing Apparatus for Cement and Methods of Using the Same	26-Jun-12	13/533760	26-Dec-13	20130340505	30-Aug-16	9429558
U.S.A.	54144-US-NP	software/equipment	ENG	Apparatus and Method for Predicting Borehole Parameters	1-Nov-12	13/666455	1-May-14	20140122047
Canada	54224-CA-PCT	equipment	ENG	Fracturing Fluid Process Plant and Method Thereof	30-Jun-15	2895314
U.S.A.	54224-US-NP	equipment	ENG	Fracturing Fluid Process Plant and Method Thereof	18-Dec-12	13/718429	19-Jun-14	20140169122
U.S.A.	54915-US-NP	equipment	ENG	Apparatus and Methods for Providing Natural Gas to Multiple Engines Disposed Upon Multiple Carriers (Bifuel)	14-Mar-13	13/803359	18-Sep-14	20140261695	17-Nov-15	9187982
Canada	55266-CA-PCT	EQUIPMENT	ENG	Viscous Fluid Dilution System and Method Thereof	21-Sep-15	2907760
U.S.A.	55266-US-NP	EQUIPMENT	ENG	Viscous Fluid Dilution System and Method Thereof	6-Jun-13	13/911296	11-Dec-14	20140364346
Canada	55380-CA-PCT	EQUIPMENT	ENG	Tubless Proppant Blending System for High and Low Pressure Blending	21-Sep-15	2907772
U.S.A.	55380-US-CIP	EQUIPMENT	ENG	Tubless Proppant Blending System for High and Low Pressure Blending	3-May-16	15/145523
U.S.A.	58753-US-NP	EQUIPMENT	ENG	Dry Bulk Pneumatic Metering System	13-Jun-16	15/180,757
U.S.A.	58886-US-NP	EQUIPMENT	ENG	Bulk Solid Container Pass-through	6-May-16	15/148723
U.S.A.	60130-US-NP	EQUIPMENT	ENG	Downhole Zonal Isolation Detection System having Conductor and Method	27-Oct-15	14/924611
U.S.A.	60449-US-PSP	equipment/software	ENG	Process to detect cracks in high pressure treating iron for fracturing operations using acoustic emission.	12-Jan-16	62/277695
U.S.A.	61093-US-NP	equipment/software	ENG	High Pressure Piping Wear Monitoring System	9-May-16	15/149946
U.S.A.	61280-US-NP	equipment/software	ENG	Job site equipment health monitoring with local wireless network	17-Jun-16	15/185309
U.S.A.	95024-US-NP	software/equipment	ENG	Wireless Network System	26-Apr-00	09/558890			10-Jan-06	6985750
U.S.A.	95302-US-NP	lab equipment	ENG	Density Measuring Apparatus Containing a Densimeter and a Method of Using the Same in a Pipeline	7-Oct-03	10/680306			6-Nov-07	7290447
U.S.A.	44706-US-CIP	Chemistry	FRC	Use of Nano-Sized Phyllosiciliate Minerals In Viscoelastic Surfactant Fluids	06 Sep 2011	13/226328	1-Mar-12	20120048548	29-Sep-15	9145510
U.S.A.	44706-US-DIV	Chemistry	FRC	Use of Nano-Sized Phyllosiciliate Minerals In Viscoelastic Surfactant Fluids	23 Sep 2015	14/862311	14-Jan-16	20160009982
	51230-CA-PCT	Chemistry	FRC	High permeability frac proppant	29-Mar-12	2830409			16-Feb-16	2830409
	51230-US-NP	chemistry	FRC	High permeability frac proppant	26-Mar-12	13/430184	4-Oct-12	20120247765	21-Apr-12	9010424
U.S.A.	54012-US-NP	Chemistry	FRC	Well Treatment Fluids Containing an Ylide for a Vitamin B and Methods of Using the Same	9-Aug-12	13/570485	13-Feb-14	20140041877	28-Jul-15	9090814
Canada	54210-CA-PCT	Chemistry	FRC	Method of Fracturing with Liquefied Natural Gas	27-Aug-15	2901405
U.S.A.	54210-US-NP	Chemistry	FRC	Method of Fracturing with Liquefied Natural Gas	21-Feb-14	14/186643	4-Sep-14	20140246199
U.S.A.	54223-US-NP	software/equipment	FRC	Automated Additive Inventory and Delivery Logistics Control System and Method Thereof	17-May-13	13/896813	20-Nov-14	20140344117
U.S.A.	54411-US-NP	Chemistry	FRC	Fracturing Fluids and Methods for Treating Hydrocarbon-bearing Formations	18-Dec-12	13/718844	2-Jan-14	20140000896
U.S.A.	54439-US-NP	Chemistry	FRC	Proppants with Improved Flow Back Capacity	30-Oct-13	14/066918	30-Apr-15	20150114641
U.S.A.	54514-US-NP	Chemistry	FRC	Well Stimulation Methods and Proppant	25-Sep-13	14/036423	26-Mar-15	20150083418
U.S.A.	54550-US-NP	equipment/software	FRC	System and Method to Generate Three-Dimensional Mapping of a Tubular Component Layout	9-Jan-13	13/737219	10-Jul-14	20140191904
Canada	54790-CA-PCT	Chemistry	FRC	Method for Enhancing Productivity of Hydrocarbon Formations Using Fluid Containing Organometallic Crosslinking Agent and Scale Inhibitor	5-Feb-16	2920668
U.S.A.	54790-US-NP	Chemistry	FRC	Method for Enhancing Productivity of Hydrocarbon Formations Using Fluid Containing Organometallic Crosslinking Agent and Scale Inhibitor	17-Sep-13	14/015660	5-Mar-15	20150060062
Canada	54813-CA-PCT	Chemistry	FRC	Foamed Fracturing Fluids and Methods for Treating Hydrocarbon-Bearing Formations	5-Aug-15	2900307
U.S.A.	54813-US-NP	Chemistry	FRC	Foamed Fracturing Fluids and Methods for Treating Hydrocarbon-Bearing Formations	11-Mar-13	13/793787	11-Sep-14	20140251625
Canada	54832-CA-PCT	Chemistry	FRC	Proppants with Improved Strength	12-Apr-16	2927216
U.S.A.	54832-US-NP	Chemistry	FRC	Proppants with Improved Strength	30-Oct-13	14/066893	30-Apr-15	20150114640

Canada	54890-CA-PCT	Chemistry	FRC	Method of Enhancing the Complexity of a Fracture Network Within a Subterranean Formation	6-Mar-14	2901517
U.S.A.	54890-US-NP	Chemistry	FRC	Method of Enhancing the Complexity of a Fracture Network Within a Subterranean Formation	6-Mar-14	14/199674	11-Sep-14	20140251626
U.S.A.	55107-US-CIP	Chemistry	FRC	Fracturing Fluids And Methods for Treating Hydrocarbon-Bearing Formations	18-Dec-12	13/718864	2-Jan-14	20140000897
Canada	55144-CA-PCT	Chemistry	FRC	Delayed Viscosity Well Treatment Methods and Fluids	2-Feb-16	2920352
U.S.A.	55144-US-NP	Chemistry	FRC	Delayed Viscosity Well Treatment Methods and Fluids	22-Aug-13	13/973756	26-Feb-15	20150053409
Canada	55251-CA-PCT	Chemistry	FRC	Method to Generate Diversion and Distribution for Unconventional Fracturing in Shale	15-Oct-15	2907617
U.S.A.	55251-US-NP	Chemistry	FRC	Method to Generate Diversion and Distribution for Unconventional Fracturing in Shale	26-Mar-14	14/225526	9-Oct-14	20140299326
U.S.A.	55263-US-NP	Chemistry	FRC	Well Treatment Methods and Fluids Containing Synthetic Polymer	17-Sep-13	14/029193	19-Mar-15	20150075795
U.S.A.	55269-US-NP	equipment	FRC	Hydration System and Method Thereof	6-Jun-13	13/911227	11-Dec-14	20140364344
U.S.A.	55308-US-NP	Chemistry	FRC	Well Treatment Fluids and Methods	7-Aug-13	13/961606	12-Feb-15	20150041139
Canada	55324-CA-PCT	Chemistry	FRC	Hydraulic Fracturing Composition, Method for Making and Use of Same	21-Sep-15	2907764
U.S.A.	55324-US-CIP	Chemistry	FRC	Hydraulic Fracturing Composition, Method for Making and Use of Same	31-Jan-14	14/169698	13-Nov-14	20140332214
U.S.A.	55324-US-NP	Chemistry	FRC	Hydraulic Fracturing Composition, Method for Making and Use of Same	7-May-13	13/888457	13-Nov-14	20140332213
Canada	55338-CA-PCT	Chemistry	FRC	Well Treatment Fluids Containing Biodegradable Zirconium Crosslinker and Methods of Using the Same	19-Apr-16	2926618
U.S.A.	55338-US-NP	Chemistry	FRC	Well Treatment Fluids Containing Biodegradable Zirconium Crosslinker and Methods of Using the Same	23-Oct-13	14/061485	23-Apr-15	20150107844
U.S.A.	55380-US-NP	EQUIPMENT	FRC	Tubless Proppant Blending System for High and Low Pressure Blending	8-Apr-13	13/858732	9-Oct-14	20140299321	10-May-16	9334720
U.S.A.	55458-US-NP	lab equipment	FRC	Shale Fracture Flow Simulation Apparatus	19-Mar-14	14/219853	2-Oct-14	20140290937
Canada	55485-CA-PCT	lab equipment	FRC	Method of Increasing Fracture Network Complexity and Conductivity	18-Sep-15	2907615				2907615
U.S.A.	55485-US-NP	CHEMISTRY	FRC	Method of Increasing Fracture Network Complexity and Conductivity	26-Mar-14	14/226512	9-Oct-14	20140299318
Canada	55984-CA-PCT	CHEMISTRY	FRC	Method of Optimizing Conductivity in a Hydraulic Fracturing Operation	3-Mar-16	2923232
U.S.A.	55984-US-NP	CHEMISTRY	FRC	Method of Optimizing Conductivity in a Hydraulic Fracturing Operation	23-Sep-14	14/494030	26-Mar-15	20150083420
U.S.A.	55985-US-NP	chemistry	FRC	Well Treatment Methods and Fluids	24-Feb-14	14/187544	27-Aug-15	20150240149	19-Jul-16	9394476
U.S.A.	56043-US-NP	Chemistry	FRC	Hydrocarbon Well Treatment Methods and Fluids	01 Dec 2014	14/557041
U.S.A.	56183-US-NP	Chemistry	FRC	Method of Stabilizing Viscosifying Polymers in Well Treatment Fluid	2-Apr-14	14/243668	8-Oct-15	US20150284624
U.S.A.	56468-US-NP	Chemistry	FRC	Composition and Method for Treating Subterranean Formations Using a Gel Composition Containing Nanoparticles	31-Mar-15	14/675191	8-Oct-15	20150284625
U.S.A.	56472-US-NP	CHemistry	FRC	Folded or Crumpled Proppants With Increased Material Strength for Hydraulic Fracturing, Gravel Packing and Frac Packing	22-Apr-14	14/258457	22-Oct-15	20150299559
CA	56479-CA-PCT	EQUIPMENT	FRC	System and Method for Re-fracturing Multizone Horizontal Wellbores	13-Nov-14	2931186
U.S.A.	56479-US-NP	EQUIPMENT	FRC	System and Method for Re-fracturing Multizone Horizontal Wellbores	27-Nov-13	14/091677	28-May-15	20150144347	14-Jun-16	9366124
U.S.A.	56588-US-NP	Chemistry	FRC	Fluid Diversion through Selective Fracture Extension	29-Sep-14	14/499543	31-Mar-16	20160090829
U.S.A.	57304-US-NP	EQUIPMENT	FRC	for Re-fracturing Horizontal Multizone Wellbores	3-Jul-14	14/323804	7-Jan-16	20160003021	14-Jun-16	9394779
U.S.A.	57586-US-NP	Chemistry	FRC	Self-Breaking Fracturing Fluid and Methods for Treating Hydrocarbon-Bearing Formations	13-May-16	15/153876
U.S.A.	57615-US-NP	Chemistry	FRC	Delay Additive for Oil Gels	8-Sep-15	14/847883
U.S.A.	57793-US-NP	CHEMISTRY	FRC	Compositions and Methods of Improving Hydraulic Fracture Network	16-Dec-15	14/971139
Canada	58020-CA-NP	EQUIPMENT	FRC	High Pressure Proppant Blending System for a Compressed Gas Fracturing System	2-Sep-15	2903694				2903694
U.S.A.	58020-US-NP	EQUIPMENT	FRC	High Pressure Proppant Blending System for a Compressed Gas Fracturing System	15-Dec-14	14/570048
U.S.A.	58065-US-NP	CHEMISTRY	FRC	Superabsorbent Polymer (SAP)-Based Well Treatment Fluids	30-Mar-16	15/084795
U.S.A.	58073-US-CIP	CHEMISTRY	FRC	Hydraulic Fracturing Composition, Method for Making and Use of Same	15-Dec-14	14/570003	9-Apr-15	20150096751
U.S.A.	58137-US-NP	CHEMISTRY	FRC	Method of Pumping Aqueous Fluid Containing Surface Modifying Treatment Agent into a Well	10-Mar-15	14643245	22-Oct-15	20150299561
U.S.A.	58145-US-NP	Chemistry	FRC	Brazos Particle Gel in Frac Fluids Diversion Application	30-Mar-16	15/084598
U.S.A.	58152-US-NP	Chemistry	FRC	Energized Fracturing Fluid with Super Absorbent Polymer based fluids	30-Mar-16	15/084567
U.S.A.	58175-US-NP	Chemistry	FRC	FRACTURING FLUIDS AND METHODS OF TREATING HYDROCARBON FORMATIONS	30-Mar-16	15/084833
U.S.A.	58405-US-CIP	Chemistry	FRC	Method of Using Diverter and Proppant Mixture	10-Oct-14	14/512232	12-Feb-15	20150041132
U.S.A.	58568-US-NP	Chemistry	FRC	Fluids and Methods for Treating Hydrocarbon-Bearing Formations	13-May-16	15/153870
U.S.A.	58583-US-NP	Chemistry	FRC	Biodegradable, bio based polymer for diversion and zonal isolation	18-Sep-15	14/859050
U.S.A.	58943-US-PSP	Chemistry	FRC	Hydraulic Fracture Initiation and Boosting by Air Shock Wave Propagation	27-Oct-15	62/246879
U.S.A.	59962-US-NP	Chemistry	FRC	Light weight Proppant Based on Cashew Nut Oil Resin	6-Jun-16	15/173851
U.S.A.	60033-US-NP	Chemistry	FRC	Rare Earth Materials Method to Enhance Surface Properties of Minerals and Ceramics	5-Jan-16	14/987831
U.S.A.	60073-US-CIP [4]	Chemistry	FRC	Surface Treatment Method of Sand to Reduce Silica Dust Generation	5-Oct-15	14/875326
U.S.A.	60635-US-NP	Chemistry	FRC	Using Polysaccharides and Derivatives to Enhance Swelling of Superabsorbents for Fracturing Applications	15-Mar-16	15/070131
U.S.A.	60806-US-PSP	Chemistry	FRC	Optimal Particle Size of Preformed Particle Gel Fluid	5-Jan-16	62/274930
U.S.A.	60848-US-PSP	equipment/software	FRC	Waterblock Cleanup Chemical Evaluation Tool & Method	17-Dec-15	62/268782
U.S.A.	61237-US-NP	CHEMISTRY	FRC	Hydraulic Fracturing Conductivity Enhancement from the Creation of Post Frac Channel Formation within the Fracture	21 May 2016	15/161226
Canada	95003-CA-PCT	Chemistry	FRC	Fracturing Using Gel With Ester Delayed Breaking	16-Jun-03	2432160			13-Apr-10	2432160
U.S.A.	95003-US-NP	Chemistry	FRC	Fracturing Using Gel With Ester Delayed Breaking	8-Jan-02	10/041511	12-Sep-02	20020125012	21-Sep-04	6793018
U.S.A.	95021-US-NP	Chemistry	FRC	Breaker System for Fracturing Fluids Used in Fracturing Oil Bearing Formations	22-Feb-01	09/791042			27-Jul-04	6767868
Canada	95036-CA-NP	Chemistry	FRC	Foamed Fluid for Fracturing Subterranean Formations	31-Dec-98	2257697			20-May-03	2257697
U.S.A.	95036-US-NP	Chemistry	FRC	Foamed Fluid for Fracturing Subterranean Formations	29-Dec-99	09/474149			25-Jun-02	6410489
U.S.A.	95038-US-NP	Chemistry	FRC	Method and Composition for Treating a Subterranean Formation with Splittable Foams	20-Dec-04	11/017548	22-Jun-06	US20060131021	10-Apr-07	7201227
Canada	95039-CA-NP	Chemistry	FRC	Fluid for Fracturing Subterranean Formations	31-Dec-98	2257699			22-Jul-03	2257699
Canada	95039-CA-NP[1]	Chemistry	FRC	Fluid for Fracturing Subterranean Formations	30-Oct-01	2360626			10-Feb-09	2360626
U.S.A.	95039-US-CIP[1]	Chemistry	FRC	Fluid for Fracturing Subterranean Formations	30-Oct-01	09/984584			5-Apr-05	6875728
U.S.A.	95039-US-NP	Chemistry	FRC	Fluid for Fracturing Subterranean Formations	29-Dec-99	09/474164			22-Oct-02	6468945
Canada	95040-CA-PCT[1]	Chemistry	FRC	Foamed Nitrogen in Liquid CO2 for Fracturing	14-Sep-01	2356081			8-May-07	2356081
U.S.A.	95040-US-PCT	Chemistry	FRC	Foamed Nitrogen in Liquid CO2 for Fracturing	10-Dec-99	09/857827			4-May-04	6729409
Canada	95085-CA-PCT	Chemistry	FRC	Lightweight Compositions and Methods for Well Treating	5-Mar-01	2400597			9-Sep-08	2400597
U.S.A.	95085-US-CIP	Chemistry	FRC	Lightweight Compositions and Methods for Well Treating	25-May-00	09/579147			2-Apr-02	6364018
U.S.A.	95086-US-CIP	Chemistry	FRC	Lightweight Methods and Compositions for Sand Control	25-May-00	09/579146			15-Jun-04	6749025
Canada	95088-CA-DIV[3]	Chemistry	FRC	Formation Treatment Method Using Deformable Particles	21-Feb-01	2634581	3-Sep-01		27-Nov-12	2634581
Canada	95088-CA-NP[2]	Chemistry	FRC	Formation Treatment Method Using Deformable Particles	21-Feb-01	2337554			7-Oct-08	2337554

Canada	95088-CA-PCT	Chemistry	FRC	Formation Treatment Method Using Deformable Particles	27-May-98	2308372	3-Jun-99	WO99/27229	31-Oct-06	2308372
U.S.A.	95088-US-CIP	Chemistry	FRC	Formation Treatment Method Using Deformable Particles	27-May-98	09/085416			9-May-00	6059034
U.S.A.	95088-US-CIP[2]	Chemistry	FRC	Formation Treatment Method Using Deformable Particles	6-Mar-00	09/519238			18-Dec-01	6330916
U.S.A.	95089-US-NP	Chemistry	FRC	Viscous Fluid Applicable for Treating Subterranean Formations	14-Feb-01	09/783451			10-Dec-02	6491099
U.S.A.	95099-US-NP	Chemistry	FRC	Pre-Treatment Methods for Polymer-Containing Fluids	7-Dec-98	09/207118			31-Oct-00	6138760
U.S.A.	95106-US-NP	Chemistry	FRC	Derivatization of Polymers and Well Treatments Using the Same	27-Mar-98	09/049610			14-May-02	6387853
Canada	95118-CA-PCT	Chemistry	FRC	Improved Polymer Expansion for Oil and Gas Recovery	15-May-98	2291245			25-Nov-08	2291245
U.S.A.	95118-US-CNT[1]	Chemistry	FRC	Improved Polymer Expansion for Oil and Gas Recovery	13-Nov-98	09/191336			25-Jan-00	6017855
U.S.A.	95118-US-CNT[2]	Chemistry	FRC	Improved Polymer Expansion for Oil and Gas Recovery	3-Dec-99	09/454687			7-May-02	6383990
U.S.A.	95118-US-CNT[3]	Chemistry	FRC	Polymer Expansion for Oil and Gas Recovery	15-Feb-01	09/784695			18-Nov-03	6649572
U.S.A.	95118-US-CNT[4]	Chemistry	FRC	Oil and Gas Recovery from Subterranean Formations	5-Sep-03	10/655907	11-Mar-04	20040048750	14-Mar-06	7012044
U.S.A.	95235-US-CIP	Chemistry	FRC	Lightweight Particulate Materials and Uses Therefore	1-Apr-02	10/113844	5-Jun-03	US20030102128	10-Aug-04	6772838
U.S.A.	95296-US-NP	Chemistry	FRC	Well Treatment Method Using Fluid Containing Lactic Acid or Salt Thereof	15-Jan-04	10/758410	5-Aug-04	20040152602	17-Apr-07	7205264
Canada	95301-CA-PCD	Chemistry	FRC	Method of Treating Subterranean Formations Using Mixed Density Proppants or Sequential Proppant Stages	20-Nov-08	2644213	30-Sep-04	2644213	15-Oct-13	2644213
Canada	95301-CA-PCD[1]	Chemistry	FRC	Method of Treating Subterranean Formations Using Mixed Density Proppants or Sequential Proppant Stages	18-Mar-04	2795417			15-Oct-13	2795417
Canada	95301-CA-PCT[2]	Chemistry	FRC	Method of Treating Subterranean Formations Using Mixed Density Proppants or Sequential Proppant Stages	14-Sep-05	2519144	30-Sep-04	WO2004/083600	23-Dec-08	2519144
U.S.A.	95301-US-CNT[3]	Chemistry	FRC	Method of Treating Subterranean Formations Using Mixed Density Proppants or Sequential Proppant Stages	20-Feb-07	11/708597	7-Feb-08	20080032898	6-Jan-09	7472751
U.S.A.	95301-US-CNT[4]	Chemistry	FRC	Method of Treating Subterranean Formations Using Mixed Density Proppants or Sequential Proppant Stages	31-Dec-08	12/347671	30-Apr-09	US20090107674	5-Apr-11	7918277
U.S.A.	95301-US-CNT[5]	Chemistry	FRC	Method of Treating Subterranean Formations Using Mixed Density Proppants or Sequential Proppant Stages	4-Apr-11	13/079636	28-Jul-11	20110180260	6-Mar-12	8127850
U.S.A.	95301-US-NP[2]	Chemistry	FRC	Method of Treating Subterranean Formations Using Mixed Density Proppants or Sequential Proppant Stages	18-Mar-04	10/803258			1-May-07	7210528
Canada	95343-CA-PCD	Chemistry	FRC	Methods of Treating Subterranean Formations with Porous Particulate Materials	19-Aug-10	2713734	18-Mar-04	2713734	17-Dec-13	2713734
Canada	95343-CA-PCT	Chemistry	FRC	Methods of Treating Subterranean Formations with Porous Particulate Materials	2-Sep-03	2497276	18-Mar-04		2-Nov-10	2497276
U.S.A.	95343-US-CNT[3]	Chemistry	FRC	Methods of Treating Subterranean Formations with Porous Particulate Materials	16-Sep-08	12/211768	16-Apr-09	US20090095473	28-Dec-10	7857057
U.S.A.	95343-US-CNT[4]	Chemistry	FRC	Methods of Treating Subterranean Formations with Porous Particulate Materials	16-Sep-08	12/211741	8-Jan-09	US20090008094	4-Jan-11	7861780
U.S.A.	95343-US-CNT[5]	Chemistry	FRC	Methods of Treating Subterranean Formations with Porous Particulate Materials	10-May-10	12/777184	2-Sep-10	US20100222243	16-Aug-11	7998907
U.S.A.	95343-US-CNT[6]	Chemistry	FRC	Methods of Treating Subterranean Formations with Porous Particulate Materials	3-Jan-11	12/983722	28-Apr-11	US20110094740	28-Feb-12	8122957
U.S.A.	95343-US-DIV[2]	Chemistry	FRC	Methods of Treating Subterranean Formations with Porous Particulate Materials	14-Apr-04	10/824217	14-Oct-04	20040200617	11-May-10	7713918
U.S.A.	95343-US-NP	Chemistry	FRC	Methods of Treating Subterranean Formations with Porous Particulate Materials	2-Sep-03	10/653521	4-Mar-04	US20040040708	23-Sep-08	7426961
U.S.A.	95348-US-NP	Chemistry	FRC	Carbon Dioxide Compatible Non-Aqueous Crosslinked Fracturing Fluids and Methods for Their Use	9-Oct-02	10/267686	15-Apr-04	20040072700	23-May-06	7049436
U.S.A.	95364-US-CNT[1]	Chemistry	FRC	Method of Fracturing Using Lightweight Polyamide Particulates	14-Feb-11	13/027023	9-Jun-11	US20110132604	6-Mar-12	8127849
U.S.A.	95364-US-NP	Chemistry	FRC	Method of Fracturing Using Lightweight Polyamide Particulates	8-Mar-06	11/370768	13-Sep-07	US20070209795	26-Apr-11	7931087
U.S.A.	95369-US-CNT	Chemistry	FRC	Galactomannan Based Well Treating Fluids	23-Oct-14	14/522326	5-Mar-15	20150060067
U.S.A.	95369-US-NP	Chemistry	FRC	Galactomannan Based Well Treating Fluids	3-Jun-05	11/144567	8-Dec-05	20050272612	25-Nov-14	8895480
U.S.A.	95370-US-DIV[1]	Chemistry	FRC	Methods and Compositions of a Storable Relatively Lightweight Proppant Slurry for Hydraulic Fracturing and Gravel Packing Applications	5-Dec-07	11/951229	17-Apr-08	US20080087429	5-Jul-11	7971643
Canada	95373-CA-NP	Chemistry	FRC	Method of Enhancing Hydraulic Fracturing Using Ultra Lightweight Proppants	20-Sep-05	2520217	30-Mar-06	2520217	30-Dec-08	2520217
U.S.A.	95373-US-NP	Chemistry	FRC	Method of Enhancing Hydraulic Fracturing Using Ultra Lightweight Proppants	30-Sep-04	10/954398	30-Mar-06	20060065398	1-Jun-10	7726399
Canada	95389-CA-DIV[1]	Chemistry	FRC	Method of Stimulating Oil and Gas Wells Using Deformable Proppants	22-May-05	2715597	12-Jul-06	2715597	2-Dec-14	2715597
Canada	95389-CA-NP	Chemistry	FRC	Method of Stimulating Oil and Gas Wells Using Deformable Proppants	22-Feb-05	2497948	12-Jul-06	2497948	10-May-11	2497948
U.S.A.	95389-US-CNT[1]	Chemistry	FRC	Method of Stimulating Oil and Gas Wells Using Deformable Proppants	28-Jan-08	12/021089	15-May-08	US20080110623	7-Sep-10	7789147
U.S.A.	95389-US-CNT[2]	Chemistry	FRC	Method of Stimulating Oil and Gas Wells Using Deformable Proppants	3-Sep-10	12/875730	6-Jan-11	20110000667
U.S.A.	95389-US-NP	Chemistry	FRC	Method of Stimulating Oil and Gas Wells Using Deformable Proppants	12-Jan-05	11/034388	13-Jul-06	US20060151170	29-Jan-08	7322411
U.S.A.	95413-US-CNT[1]	Chemistry	FRC	Method of Treating a Well With a Gel Stabilizer	20-Jul-09	12/506122	21-Jan-10	US20100016182	3-Aug-10	7767630
U.S.A.	95413-US-NP	Chemistry	FRC	Method of Treating a Well With a Gel Stabilizer	18-Jul-05	11/184054			11-Aug-09	7572757
U.S.A.	95418-US-NP	Chemistry	FRC	Method for Reducing Fluid Loss During Hydraulic Fracturing or Sand Control Treatment	13-Feb-07	11/706030	14-Aug-08	20080190619	20-Apr-10	7699106
Canada	95425-CA-NP	Chemistry	FRC	Structured Composite Compositions for Treatment of Subterranean Wells	12-May-06	2546765	12-Nov-06	2546765	4-Aug-09	2546765
U.S.A.	95425-US-NP	Chemistry	FRC	Structured Composite Compositions for Treatment of Subterranean Wells	8-May-06	11/430296	16-Nov-06	20060258546	5-May-09	7528096
Canada	95432-CA-NP	Chemistry	FRC	Coated Plastic Beads and Methods of Using Same to Treat a Wellbore or Subterranean Formation	5-Mar-07	2580304	8-Sep-07	2580304	20-Jul-10	2580304
U.S.A.	95432-US-NP	Chemistry	FRC	Coated Plastic Beads and Methods of Using Same to Treat a Wellbore or Subterranean Formation	8-Mar-06	11/371139	13-Sep-07	20070209794	24-Feb-09	7494711
Canada	95439-CA-NP	Chemistry	FRC	Porous Composites Containing Hydrocarbon-Soluble Well Treatment Agents and Methods for Using the Same	22-Jan-07	2574808	26-Jul-07	2574808	14-Dec-10	2574808
Canada	95446-CA-NP	Chemistry	FRC	A Method for Fracture Stimulating Well Bores	10-Jun-05	2509780	29-Oct-06	2509780	13-Oct-09	2509780
U.S.A.	95446-US-NP	Chemistry	FRC	A Method for Fracture Stimulating Well Bores	29-Apr-05	11/118231	2-Nov-06	US20060243437	18-Nov-08	7451820
Canada	95450-CA-PCT	Chemistry	FRC	Compositions and Methods of Treating High Temperature Subterranean Formations	20-Jun-12	2849248				2849248
U.S.A.	95450-US-CIP	Chemistry	FRC	Compositions and Methods of Treating High Temperature Subterranean Formations	19-Sep-11	13/236378	12-Jan-12	20120006551	8-Apr-14	8691734
U.S.A.	95450-US-NP	Chemistry	FRC	Compositions and Methods of Treating High Temperature Subterranean Formations	28-Jan-08	12/020671	30-Jul-09	US20090192058	20-Sep-11	8022015
U.S.A.	95451-US-NP	Chemistry	FRC	Well Treatment Operations Using Spherical Cellulosic Particulates	13-Aug-08	12/191255	19-Feb-09	US20090044942	2-Oct-12	8276664
U.S.A.	95463-US-CIP[3]	Chemistry	FRC	Method of Fracturing a Subterranean Formation at Optimized and Pre-Determined Conditions	25-May-12	13/480733	27-Sep-12	20120241152	28-Jul-15	9091161
U.S.A.	95463-US-DIV[1]	Chemistry	FRC	Method of Fracturing a Subterranean Formation at Optimized and Pre-Determined Conditions	18-Jan-10	12/688959	13-May-10	US20100116500	8-Nov-11	8051911
U.S.A.	95463-US-DIV[2]	Chemistry	FRC	Method of Fracturing a Subterranean Formation at Optimized and Pre-Determined Conditions	23-Sep-11	13/243650	19-Jan-12	US20120012323	8-May-12	8171992
U.S.A.	95463-US-DIV[3]	Chemistry	FRC	Method of Fracturing a Subterranean Formation at Optimized and Pre-Determined Conditions	23-Sep-11	13/243753	19-Jan-12	US20120012313	29-May-12	8186431
U.S.A.	95463-US-DIV[4]	Chemistry	FRC	Method of Fracturing a Subterranean Formation at Optimized and Pre-Determined Conditions	23-Sep-11	13/243867	19-Jan-12	US20120012324	1-May-12	8167039
U.S.A.	95463-US-NP	Chemistry	FRC	Method of Fracturing a Subterranean Formation at Optimized and Pre-Determined Conditions	13-Feb-07	11/706033	14-Aug-08	20080190603	2-Mar-10	7669655
Canada	95469-CA-NP	Chemistry	FRC	Method of Enhancing Fracture Conductivity	6-Oct-09	2681703	9-Apr-10	2681703		2681703
U.S.A.	95469-US-CIP[2]	Chemistry	FRC	Method of Enhancing Fracture Conductivity	22-May-14	14/285355	11-Sep-14	20140251610
U.S.A.	95469-US-CNT	Chemistry	FRC	Method of Enhancing Fracture Conductivity	8-Jun-12	13/491837	27-Sep-12	20120241153	2-Apr-13	8408305
U.S.A.	95469-US-CNT[2]	Chemistry	FRC	Method of Enhancing Fracture Conductivity	1-Mar-13	13/782952	11-Jul-13	20130175032	3-Jun-14	8739878
U.S.A.	95469-US-NP	Chemistry	FRC	Method of Enhancing Fracture Conductivity	9-Oct-08	12/248773	15-Apr-10	US20100089580	26-Jun-12	8205675
Canada	95483-CA-NP	Chemistry	FRC	Method of Treating a Well with Viscoelastic Surfactant And Viscosification Activator	21-Nov-07	2611803	22-May-08	2611803	19-Mar-13	2611803
U.S.A.	95483-US-NP	Chemistry	FRC	Method of Treating a Well with Viscoelastic Surfactant And Viscosification Activator	21-Nov-07	11/943748	24-Jul-08	20080176773	28-Apr-15	9018146
U.S.A.	95495-US-NP	Chemistry	FRC	Method of Treating a Well and a Subterranean Formation with Alkali Nitrate Brine	13-Feb-08	12/030614	13-Aug-09	US20090203554	23-Aug-11	8003578

U.S.A.	95496-US-CNT[1]	Chemistry	FRC	A Method of Stimulating Using Hollow, Non-Spherical Particulates	24-May-11	13/114766	15-Sep-11	US20110220355	29-May-12	8186434
U.S.A.	95496-US-CNT[2]	Chemistry	FRC	A Method of Stimulating Using Hollow, Non-Spherical Particulates	27-Apr-12	13/457595	16-Aug-12	20120205100	9-Jun-15	9051512
U.S.A.	95496-US-DIV[2]	Chemistry	FRC	Method of Treating a Subterranean Formation with Non-Spherical Proppants	15-May-15	14/713703	17-Sep-15	20150259593
U.S.A.	95496-US-NP	Chemistry	FRC	Non-Spherical Well Treating Particulates and Methods of Using the Same	14-Jan-08	12/013775	16-Jul-09	US20090178807	31-May-11	7950455
Canada	95501-CA-NP	Chemistry	FRC	Aqueous Alcohol Well Treatment Fluid and Method of Using the Same	30-Mar-07	2583105	18-Nov-07	2583105	4-May-10	2583105
Canada	95525-CA-NP	Chemistry	FRC	Methods for Reducing Fluid Loss of a Viscoelastic Surfactant Gel Into a Subterranean Formation	8-Dec-08	2645938	8-Jun-10	2645938	18-Oct-11	2645938
U.S.A.	95525-US-NP	Chemistry	FRC	Methods for Reducing Fluid Loss of a Viscoelastic Surfactant Gel Into a Subterranean Formation	8-Dec-08	12/329727	10-Jun-10	20100144560	17-Mar-15	8980800
Canada	95532-CA-PCT	Chemistry	FRC	Well Servicing Fluid	27-Sep-12	2794772			12-May-15	2794772
U.S.A.	95532-US-CNT	Chemistry	FRC	Well Servicing Fluid	21-Feb-14	14/186655	11-Sep-14	20140251624	8-Dec-15	9206679
U.S.A.	95532-US-NP	Chemistry	FRC	Well Servicing Fluid	31-Mar-10	12/751899	6-Oct-11	20110245114	11-Mar-14	8669213
Canada	95536-CA-PCT	Chemistry	FRC	Compositions Useful For The Hydrolysis of Guar in High pH Environments and Methods Related Thereto	11-Jan-13	2861254				2861254
U.S.A.	95536-US-CIP	Chemistry	FRC	Compositions Useful For The Hydrolysis of Guar in High pH Environments and Methods Related Thereto	16-Jan-12	13/351137	10-May-12	20120111568	30-Sep-14	8844629
U.S.A.	95536-US-NP	Chemistry	FRC	Compositions Useful For The Hydrolysis of Guar in High pH Environments and Methods Related Thereto	21-Nov-08	12/275951	27-May-10	US20100126726	17-Jan-12	8096360
U.S.A.	95541-US-NP	Chemistry	FRC	Method for Treating Subterranean Formation With Enhanced Viscosity Foam	29-May-08	12/129478	3-Dec-09	20090298719	18-May-10	7718582
Canada	95546-CA-PCT	Chemistry	FRC	Surfactant Based Viscoelastic Fluids and Methods of Using the Same	30-Apr-12	2779412	26-May-11	2779412	8-Apr-14	2779412
U.S.A.	95546-US-NP	Chemistry	FRC	Surfactant Based Viscoelastic Fluids and Methods of Using the Same	17-Nov-09	12/620442	19-May-11	US20110114322	12-Jun-12	8196662
Canada	95548-CA-NP	Chemistry	FRC	Method of Fracturing Using Ultra Lightweight Proppant Suspensions and Gaseous Streams	29-Jul-08	2638375	25-Jan-10	2638375		2638375
Canada	95548-CA-PCT	Chemistry	FRC	Method of Fracturing Using Ultra Lightweight Proppant Suspensions and Gaseous Streams	4-Feb-13	2860028				2860028
U.S.A.	95548-US-CIP	Chemistry	FRC	Method of Fracturing Using Ultra Lightweight Proppant Suspensions and Gaseous Streams	6-Feb-12	13/367106	7-Feb-13	20130032346	22-Mar-16	9291045
U.S.A.	95548-US-CNT[1]	Chemistry	FRC	Method of Fracturing Using Ultra Lightweight Proppant Suspensions and Gaseous Streams	28-Mar-11	13/073886	14-Jul-11	US20110168396	7-Feb-12	8109336
U.S.A.	95548-US-NP	Chemistry	FRC	Method of Fracturing Using Ultra Lightweight Proppant Suspensions and Gaseous Streams	25-Jul-08	12/180219	28-Jan-10	US20100018707	29-Mar-11	7913762
U.S.A.	95551-US-NP	equipment	FRC	Method for Blending of Concentrations for Dilution on the Fly	25-Aug-08	12/198062	25-Feb-10	US20100046316	28-Aug-12	8251570
Canada	95569-CA-PCT	Chemistry	FRC	Method of Fracturing Using Mannanohydrolase Enzyme Breaker	26-Mar-12	2775446	21-Apr-11	2775446		2775446
Canada	95569-CA-PCT[2]	Chemistry	FRC	Method of Fracturing Using Mannanohydrolase Enzyme Breaker	9-Nov-12	2850106				2850106
U.S.A.	95569-US-CIP	Chemistry	FRC	Method of Fracturing Using Mannanohydrolase Enzyme Breaker	10-Nov-11	13/294082	8-Mar-12	20120055670	16-Jul-13	8486867
U.S.A.	95569-US-NP	Chemistry	FRC	Method of Fracturing Using Mannanohydrolase Enzyme Breaker	15-Oct-09	12/579771	21-Apr-11	2011/0092397	15-Nov-11	8058212
Canada	95589-CA-NP	Chemistry	FRC	Thermothickener Polymer and Surfactant Composition and Methods of Employing the Composition	16-Dec-09	2688745	13-Aug-10	2688745	30-Oct-12	2688745
U.S.A.	95589-US-CNT	Chemistry	FRC	Thermothickener Polymer and Surfactant Composition and Methods of Employing the Composition	20-Nov-12	13/682647	4-Apr-13	20130081816	20-May-14	8726999
U.S.A.	95589-US-NP	Chemistry	FRC	Thermothickener Polymer and Surfactant Composition and Methods of Employing the Composition	13-Feb-09	12/371395	19-Aug-10	20100206569	18-Dec-12	8333242
U.S.A.	95591-US-NP	Chemistry	FRC	Oil Field Treatment Fluids with Viscosified Brines	4-Feb-09	12/365673	5-Aug-10	US20100197530	7-Jun-11	7956012
Canada	95593-CA-PCT	Chemistry	FRC	Well Servicing Fluid	23-Nov-12	2800873			15-Dec-15	2800873
U.S.A.	95593-US-DIV	Chemistry	FRC	Well Servicing Fluid	9-Jul-15	14/795504	29-Oct-15	20150307771
U.S.A.	95593-US-NP	Chemistry	FRC	Well Servicing Fluid	28-May-10	12/790577	1-Dec-11	20110290491	14-Jul-15	9080097
Canada	95595-CA-PCT	Chemistry	FRC	Method of Re-fracturing Using Borated Galactomannan Gum	22-Aug-12	2790840			2-Dec-14	2790840
U.S.A.	95595-US-CIP	Chemistry	FRC	Method of Re-fracturing Using Borated Galactomannan Gum	27-Jan-14	14/165427	22-May-14	20140138087
U.S.A.	95595-US-NP	Chemistry	FRC	Method of Re-fracturing Using Borated Galactomannan Gum	12-Mar-10	12/723509	15-Sep-11	20110220363	28-Jan-14	8636066
Canada	95612-CA-PCT	Chemistry	FRC	Oil Field Treatment Fluids Comprising Zwitterionic Betaine-Group-Containing Polymers	26-Mar-13	2812850			3-Feb-15	2812850
U.S.A.	95612-US-NP	Chemistry	FRC	Oil Field Treatment Fluids Comprising Zwitterionic Betaine-Group-Containing Polymers	19-Nov-10	12/950756	19-Apr-12		22-May-12	8183181
Canada	95621-CA-PCT	Chemistry	FRC	Method of Fracturing Subterranean Formations With Crosslinked Fluid	5-Jun-12	2783471			9-Dec-14	2783471
Canada	95621-CA-PCT[1]	Chemistry	FRC	Method of Fracturing Subterranean Formations With Crosslinked Fluid	24-Jul-15	2899331				2899331
U.S.A.	95621-US-CIP	Chemistry	FRC	Method of Fracturing Subterranean Formations With Crosslinked Fluid	11-Feb-13	13/764638	20-Jun-13	20130153233	24-Nov-15	9194223
U.S.A.	95621-US-CIP[2]	Chemistry	FRC	Method of Fracturing Subterranean Formations With Crosslinked Fluid	18-Nov-15	14/945174
U.S.A.	95621-US-NP	Chemistry	FRC	Method of Fracturing Subterranean Formations With Crosslinked Fluid	18-Dec-09	12/642662	23-Jun-11	20110146996	12-Feb-13	8371383
Canada	95622-CA-NP	Chemistry	FRC	Viscoelastic Fluids Containing Hydroxyethyl Cellulose	11-Dec-09	2688202	11-Jun-11	2688202	13-Nov-12	2688202
Canada	95627-CA-PCT	Chemistry	FRC	A Method of Slickwater Fracturing	6-Jun-12	2841418				2841418
U.S.A.	95627-US-NP	Chemistry	FRC	A Method of Slickwater Fracturing	29-Jul-11	13/194739	31-Jan-13	20130025867
U.S.A.	95629-US-NP	Chemistry	FRC	Method of Using Asparaginase as a Polyacrylamide Enzyme Breaker	9-May-12	13/467906	15-Nov-12	20120285685	28-Jul-15	9090815
Canada	95636-CA-PCT	Chemistry	FRC	Well Servicing Fluid	19-Jul-11	2805615	16-Feb-12	2805615	1-Dec-15	2805615
U.S.A.	95636-US-NP	Chemistry	FRC	Well Servicing Fluid	13-Aug-10	12/855894	16-Feb-12	20120037371	8-Oct-13	8550165
U.S.A.	95637-US-NP	Chemistry	FRC	Sulfates and Phosphates as Allosteric Effectors in Mannanohydrolase Enzyme Breakers	8-Mar-11	13/043349	13-Sep-12	20120227971	16-Sep-14	8833457
Canada	95641-CA-PCT	Chemistry	FRC	Well Treatment Methods and Systems	23-Feb-12	2826896			29-Mar-16	2826896
U.S.A.	95641-US-NP	Chemistry	FRC	Well Treatment Methods and Systems	31-Jan-12	13/363013	13-Sep-12	20120231982	10-Jun-14	8746338
U.S.A.	95642-US-NP	Chemistry	FRC	Hydraulic Fracturing Methods and Well Casing Plugs	19-May-11	13/111585	22-Nov-12	20120292031	3-Dec-13	8596362
U.S.A.	95648-US-NP	Chemistry	FRC	Oilfield Treatment Fluids	2-Feb-11	13/019375	2-Aug-12	20120196776
U.S.A.	95650-US-NP	Chemistry	FRC	Well Servicing Fluid and Method of Servicing a Well with Fluid	28-Jul-11	13/193152	31-Jan-13	20130025870	17-Mar-15	8978762
U.S.A.	95652-US-NP	Chemistry	FRC	Method of Using Fracturing Fluids Containing Carboxyalkyl Tamarind	24-Aug-11	13/217086	28-Feb-13	20130048292
Canada	95653-CA-PCT	software/equipment	FRC	Method for Determining Fracture Spacing for A First Set of Fractures of a Wellbore	28-Aug-12	2845825				2845825
U.S.A.	95653-US-NP	software/equipment	FRC	Method for Determining Fracture Spacing for A First Set of Fractures of a Wellbore	27-Aug-12	13/595634	14-Mar-13	20130062054	3-Mar-15	8967262
Canada	95655-CA-NP	Chemistry	FRC	Well Treatment Operations Using a Treatment Agent Coated With Alternating Layers of Polyionic Material	2-Oct-12	2791670	27-Apr-13	2791670		2791670
U.S.A.	95655-US-CIP	Chemistry	FRC	Well Treatment Operations Using a Treatment Agent Coated With Alternating Layers of Polyionic Material	4-Mar-13	13/784586	1-Aug-13	20130192835	27-Oct-15	9168565
U.S.A.	95655-US-CIP[2]	Chemistry	FRC	Well Treatment Operations Using a Treatment Agent Coated With Alternating Layers of Polyionic Material	28-Oct-14	14/525571	19-Feb-15	20150047848
U.S.A.	95655-US-CIP[3]	Chemistry	FRC	Well Treatment Operations Using a Treatment Agent Coated With Alternating Layers of Polyionic Material	18-Dec-14	14/575737	16-Apr-15	20150104647
U.S.A.	95655-US-NP	Chemistry	FRC	Well Treatment Operations Using a Treatment Agent Coated With Alternating Layers of Polyionic Material	27-Oct-11	13/283405	2-May-13	20130105154	3-May-16	9328590
U.S.A.	95658-US-CIP	Chemistry	FRC	A Method for Improving Isolation of Flow to Completed Perforated Intervals	1-Dec-14	14/556883	26-Mar-15	20150083423
U.S.A.	95658-US-NP	Chemistry	FRC	A Method for Improving Isolation of Flow to Completed Perforated Intervals	22-Nov-11	13/302722	23-May-13	20130126177	2-Dec-14	8899332
Canada	95662-CA-PCT	Chemistry	FRC	A Method of Increasing Efficiency in a Hydraulic Fracturing Operation	25-Jan-13	2860087				2860087
U.S.A.	95662-US-NP	Chemistry	FRC	A Method of Increasing Efficiency in a Hydraulic Fracturing Operation	27-Jan-12	13/359684	1-Aug-13	20130192837	29-Jul-14	8789596
Canada	95663-CA-PCT	Chemistry	FRC	Method of Delaying Crosslinking in Well Treatment Operation	31-Jan-13	2861119				2861119
U.S.A.	95663-US-DIV	Chemistry	FRC	Method of Delaying Crosslinking in Well Treatment Operation	19-Dec-14	14/577288	16-Apr-15	20150101818

Canada	95665-CA-PCT	Chemistry	FRC	Methods of Improving Hydraulic Fracture Network	22-Dec-14	2877830				2877830
U.S.A.	95665-US-NP	Chemistry	FRC	Methods of Improving Hydraulic Fracture Network	26-Jun-13	13/927304	26-Dec-13	20130341030
Canada	95666-CA-PCT	Chemistry	FRC	Fracturing Fluids and Methods for Treating Hydrocarbon-Bearing Formations	12-Jul-12	2877676				2877676
U.S.A.	95666-US-NP	Chemistry	FRC	Fracturing Fluids and Methods for Treating Hydrocarbon-Bearing Formations	29-Jun-12	13/537800	2-Jan-14	20140000890
Canada	95672-CA-PCT	Chemistry	FRC	Method of Increasing the Permeability of a Subterranean Formation by Creating a Multiple Fracture Network	8-Oct-14	2870002				2870002
U.S.A.	95672-US-NP	Chemistry	FRC	Method of Increasing the Permeability of a Subterranean Formation by Creating a Multiple Fracture Network	11-Apr-13	13/861021	16-Jan-14	20140014338
U.S.A.	21629-US-NP	Chemistry	PE	Bacteria-Based and Enzyme-Based Mechanisms and Products for Viscosity Reduction Breaking of Viscoelastic Fluids	24-Oct-01	10041528	20-Jun-02	76803	30-May-06	7052901
U.S.A.	34187-US-NP	Chemistry	PE	Use of Coated Proppant to Minimize Abrasive Erosion in High Rate Fracturing Operations	7-Mar-06	11369413	2-Nov-06	20060243441	8-Jun-10	7730948
U.S.A.	39302-US-NP	Chemistry	PE	Additives for Hydrate Inhibition in Fluids Gelled with Viscoelastic Surfactants	31-May-05	11141492	9-Feb-06	0027369	1-Feb-11	7879767
Canada	39517-CA-PCT	Chemistry	PE	Metal-Mediated Viscosity Reduction Of Fluids Gelled with Viscoelastic Surfactants	7-Jun-05	2577651			25-May-10	2577651
Canada	39517-CA-PCT[2]	Chemistry	PE	Metal-Mediated Viscosity Reduction Of Fluids Gelled with Viscoelastic Surfactants	13-Sep-10	2771404
U.S.A.	39517-US-CIP	Chemistry	PE	Metal-Mediated Viscosity Reduction Of Fluids Gelled with Viscoelastic Surfactants	21-Sep-09	12563500	24-Jan-10	US20100010106	10-May-11	7939472
U.S.A.	39517-US-NP	Chemistry	PE	Metal-Mediated Viscosity Reduction Of Fluids Gelled with Viscoelastic Surfactants	6-Jun-05	11/145630	23-Feb-06	60041028	29-Sep-09	7595284
U.S.A.	41090-US-DIV[2]	Chemistry	PE	Saponified Fatty Acids as Breakers For Viscoelastic Surfactant-Gelled Fluids	19-Jul-12	13552819	8-Nov-12	20120283154	21-Jan-14	8633255
U.S.A.	41090-US-NP	Chemistry	PE	Saponified Fatty Acids as Breakers For Viscoelastic Surfactant-Gelled Fluids	10-Mar-06	11372624	21-Sep-06	60211775	1-Jun-10	7728044

U.S.A.	41275-US-CIP	Chemistry	PE	Use of Oil-Soluble Surfactants as Breaker Enhancers for VES-Gelled Fluids	4-Sep-07	11849799	27-Dec-07	20070299142	13-Apr-10	7696135
U.S.A.	41275-US-DIV[2]	Chemistry	PE	Use of Oil-Soluble Surfactants as Breaker Enhancers for VES-Gelled Fluids	12-Apr-10	12758336	5-Aug-10	2010197531	4-Nov-14	8877693
U.S.A.	41275-US-DIV[3]	Chemistry	PE	Use of Oil-Soluble Surfactants as Breaker Enhancers for VES-Gelled Fluids	29-Oct-14	14/526764	26-Feb-15	20150057197	6-Oct-15	9150777
U.S.A.	41275-US-NP	Chemistry	PE	Use of Oil-Soluble Surfactants as Breaker Enhancers for VES-Gelled Fluids	10-Mar-06	11373044	21-Sep-06	2006211776	12-Jan-10	7645724
U.S.A.	41275-US-NP[2]	Chemistry	PE	Use of Oil-Soluble Surfactants as Breaker Enhancers for VES-Gelled Fluids	4-Sep-07	11849780	18-Sep-08	20080227672	13-Apr-10	7696134
U.S.A.	41794-US-NP	Chemistry	PE	Clean up Additive for Viscoelastic Surfactant Based Fluids	9-May-06	11430655	16-Nov-06	20060258541	2-Feb-10	7655603
U.S.A.	42355-US-CIP	Chemistry	PE	USE OF MINERAL OILS, HYDROGENATED POLYALPHAOLEFIN OILS AND SATURATED FATTY ACIDS FOR BREAKING VES-GELLED FLUIDS	7-Jan-08	11970389	1-May-08	20080103066	10-Nov-09	7615517
U.S.A.	42355-US-CIP[2]	Chemistry	PE	USE OF MINERAL OILS, HYDROGENATED POLYALPHAOLEFIN OILS AND SATURATED FATTY ACIDS FOR BREAKING VES-GELLED FLUIDS	12 Mar 2008	12047090	26-Jun-08	20080149334	28-Jun-11	7967068
U.S.A.	42355-US-CIP[3]	Chemistry	PE	Particles Slurried in Oil for Viscoelastic Surfactant Gelled Fluids	28 Aug 2012	13/596937	27-Dec-12	20120329685	30-Dec-14	8921285
U.S.A.	42355-US-NP	Chemistry	PE	USE OF MINERAL OILS, HYDROGENATED POLYALPHAOLEFIN OILS AND SATURATED FATTY ACIDS FOR BREAKING VES-GELLED FLUIDS	08 Sep 2006	11517688	15-Mar-07	070056737	25-Mar-08	7347266
U.S.A.	42396-US-NP	Chemistry	PE	Friction Loss Reduction in Viscoelastic Surfactant Fracturing Fluids Using Low Molecular Weight Water-Soluble Polymers	26-Jul-07	11828784	17-Apr-08	20080087432	12-May-09	7530393
U.S.A.	42424-US-CIP	Chemistry	PE	Fluid Loss Control in Viscoelastic Surfactant (VES) Fracturing Fluids Using Water Soluble Polymers	31-Aug-11	13222412	8-Mar-12	20120055676	13-Oct-15	9157022
U.S.A.	43505-US-CIP	Chemistry	PE	Fluid Loss Control Agents for Visco-elastic Surfactant Fluids	30-May-07	11755581	13-Mar-08	20080060812	23-Jun-09	7550413
U.S.A.	44011-US-CIP	Chemistry	PE	Nano-Sized Particles For Stabilizing Viscoelastic Surfactant Fluids	04 Sep 2007	11849820	28-Feb-08	20080051302	2-Oct-12	8278252
U.S.A.	44011-US-CIP[2]	Chemistry	PE	Solids Suspension with Nanoparticle Associated Viscoelastic Surfactant Micellar Fluids	5-Mar-08	12042439	26-Jun-08	20080153720
U.S.A.	44387-US-DIV	Chemistry	PE	Viscocity Enhancers for Viscoelastic Surfactant Stimulation Fluids	09 Jun 2009	12481341	17-Dec-09	US20090312203	2-Nov-10	7825075
U.S.A.	44387-US-NP	Chemistry	PE	Viscocity Enhancers for Viscoelastic Surfactant Stimulation Fluids	7-Dec-06	11608035	12-Jun-08	20080139419	9-Jun-09	7544643
U.S.A.	44722-US-NP	Chemistry	PE	Compositions and Methods for Water and Gas Shut-off in Subterranean Wells with VES Fluids	09 Apr 2007	11697954	9-Oct-08	US20080248978	25-Jan-11	7875575
U.S.A.	44783-US-DIV	Chemistry	PE	Compositions and Methods For Controlling Fluid Loss	2-Feb-12	13364944	31-May-12	20120135896	21-May-13	8445414
U.S.A.	44783-US-NP	Chemistry	PE	Compositions and Methods For Controlling Fluid Loss	29-May-07	11754656	27-Dec-07	US20070298978	14-Feb-12	8114820
U.S.A.	44784-US-CIP[1]	Chemistry	PE	Methods of Using Viscoelastic Surfactant Gelled Fluids to Pre-Saturate Underground Formations	21-Mar-07	11/689203	5-Jul-07	20070151726	5-May-09	7527102
U.S.A.	44784-US-CIP[2]	Chemistry	PE	Methods of Using Viscoelastic Surfactant Gelled Fluids to Pre-Saturate Underground Formations	20-Apr-11	13/090433	20-Oct-11	20110253365	31-Dec-13	8616284
U.S.A.	44793-US-NP	Chemistry	PE	Organic Acid Treating Fluids With Viscoelastic Surfactants And Internal Breakers	23 Jan 2007	11626163	7-Oct-10	US20100252266	9-Aug-11	7992640
U.S.A.	44885-US-DIV	Chemistry	PE	Methods and Compositions For Fracturing Subterranean Formations	19 May 2010	12/783182	14-Oct-10	US20100261622	29-May-12	8188015
U.S.A.	44885-US-NP	Chemistry	PE	Methods and Compositions For Fracturing Subterranean Formations	26-Feb-07	11/679018	28-Aug-08	20080202744	25-May-10	7723272
U.S.A.	45344-US-CIP	Chemistry	PE	Methods and Compositions for Delayed Release of Chemicals and Particles	16 Mar 2009	12404723	30-Jul-09	20090192053	12-May-15	9029299
U.S.A.	45344-US-DIV	Chemistry	PE	Methods and Compositions for Delayed Release of Chemicals and Particles	28-Apr-15	14/697862	13-Aug-15	20150225640
U.S.A.	45847-US-DIV	Chemistry	PE	Mutual Solvent and/or Alcohol Blends-Soluble Particles for Viscoelastic Surfactant Based Fluid	5-Apr-12	13/440756	26-Jul-12	20120190596	18-Feb-14	8653012
Canada	45992-CA-PCT	Chemistry	PE	Re-Use of Surfactant Containing Fluids	22-May-12	2781564	14-Jul-11	2781564	29-Jul-14
U.S.A.	45992-US-CIP	Chemistry	PE	Re-Use of Surfactant Containing Fluids	17-Dec-10	12971557	12-May-11	2011018270	6-Aug-13	8499832
Canada	46011-CA-PCT	Chemistry	PE	Nano-Sized Particles For Formation Fines Fixation	23-Oct-08	2702936			8-Jan-13	2702936
U.S.A.	46011-US-CIP	Chemistry	PE	Nano-Sized Particles For Formation Fines Fixation	08 Mar 2012	13415505	25-Oct-12	20120267102
U.S.A.	46038-US-CIP	Chemistry	PE	Dual Functional Breaker for Hybrid Fluids of Viscoelastic Surfactant and Polymer	15-Jun-10	12/815796	16-Dec-10	20100314113	26-Feb-13	8383557
U.S.A.	46038-US-DIV	Chemistry	PE	Dual Functional Breaker for Hybrid Fluids of Viscoelastic Surfactant and Polymer	24 Jan 2013	13/749181	30-May-13	20130137610	26-Jan-16	9243181
Canada	46331-CA-PCT	Chemistry	PE	Nano-Sized Particle-Coated Proppants for Formation Fines Fixation In Proppant Packs	23-Oct-08	2702539			16-Oct-12
U.S.A.	46331-US-CIP	Chemistry	PE	Nano-Sized Particle-Coated Proppants for Formation Fines Fixation In Proppant Packs	10-May-10	12776990	11-Nov-10	20100286000	19-Mar-13	8397812
U.S.A.	46331-US-DIV	Chemistry	PE	Nano-Sized Particle-Coated Proppants for Formation Fines Fixation In Proppant Packs	20 Feb 2013	13771634	20-Jun-13	20130157906
U.S.A.	46331-US-NP	Chemistry	PE	Nano-Sized Particle-Coated Proppants for Formation Fines Fixation In Proppant Packs	31-Oct-07	11931501			25-May-10	7721803
U.S.A.	46920-US-CIP	Chemistry	PE	Multifunctional Nanoparticles for Downhole Formation Treatments	25-Jul-08	12/180111	12-Mar-09	20090065209	27-Apr-10	7703531
U.S.A.	46920-US-CIP[2]	Chemistry	PE	Multifunctional Nanoparticles for Downhole Formation Treatments	23 Apr 2010	12766364	21-Oct-10	20100263866	12-Jun-12	8196659
U.S.A.	47695-US-CIP	Chemistry	PE	Clay Stabilization With Nanoparticles	08 Mar 2012	13415204	12-Jul-12	20120178651
U.S.A.	49181-US-NP	Chemistry	PE	Stabilizing Emulsified Acids For Carbonate Acidizing	13-Oct-10	12903802	19-Apr-12	20120090845	26-Mar-13	8403051
U.S.A.	49902-US-NP	Chemistry	PE	Dual-Function Nano-Sized Particles	18 Jun 2010	12818927	16-Dec-10	20100314108
U.S.A.	49994-US-NP	Chemistry	PE	Methods and Compositions for In Situ Microemulsions	25-Sep-13	14/037017	3-Apr-14	20140090849
U.S.A.	50040-US-NP	Chemistry	PE	Increasing the Viscosity of Viscoelastic Fluids	19-May-10	12783190	24-Nov-11	20110284228	30-Apr-13	8430165
U.S.A.	52046-US-NP	Chemistry	PE	Method to Complex Metals in Aqueous Treating Fluids for VES-Gelled Fluids	10-Oct-11	13270025	11-Apr-13	20130090270	27-Oct-15	9169431
U.S.A.	52318-US-NP	Chemistry	PE	Microemulsion and Nanoemulsion Breaker Fluids with Organic Peroxides	30-May-13	13/905775	5-Dec-13	20130324445
U.S.A.	52647-US-NP	Chemistry	PE	Breaking Viscoelastic Surfactant Gelled Fluids Using Breaker Nanoparticles	24-Jan-12	13357400	25-Jul-13	20130190215	15-Jul-14	8778852
Canada	54011-CA-PCT	Chemistry	PE	Acid-in-Oil Emulsion Compositions and Methods for Treating Hydrocarbon-bearing Formations	10-Mar-15	2883675
U.S.A.	54011-US-NP	Chemistry	PE	Acid-in-Oil Emulsion Compositions and Methods for Treating Hydrocarbon-bearing Formations	11-Sep-12	13/610253	13-Mar-14	20140073540	28-Jun-16	9376611
Canada	56125-CA-PCT	Chemistry	PE	Method of Using Surface Modifying Treatment Agents to Treat Subterranean Formations	29-Feb-16	2920687
U.S.A.	56125-US-NP	Chemistry	PE	Method of Using Surface Modifying Treatment Agents to Treat Subterranean Formations	19-Sep-14	14/491772	26-Mar-15	20150083416
Canada	56127-CA-PCT	Chemistry	PE	Method of Using Surface Modifying Metallic Treatment Agents to Treat Subterranean Formations	26-Feb-16	2922692
U.S.A.	56127-US-NP	Chemistry	PE	Method of Using Surface Modifying Metallic Treatment Agents to Treat Subterranean Formations	19-Sep-14	14/491905	26-Mar-15	20150083417

Canada	56467-CA-PCT	Chemistry	PE	Composites for Use in Stimulation and Sand Control Operations	26-Feb-16	2922688
U.S.A.	56467-US-NP	Chemistry	PE	Composites for Use in Stimulation and Sand Control Operations	19-Sep-14	14/491944	26-Mar-15	20150083415
U.S.A.	56470-US-NP	software/equipment	PE	Method and System for Delivering Fluids into a Formation to Promote Formation Breakdown	30-Apr-14	14/265810	5-Nov-15	US20150316048
Canada	56475-CA-PCT	Chemistry	PE	Organophosphorus Containing Composites for Use in Well Treatment Operations	26-Feb-16	2922717
U.S.A.	56475-US-NP	Chemistry	PE	Organophosphorus Containing Composites for Use in Well Treatment Operations	19-Sep-14	14/491919	26-Mar-15	20150083414
Canada	56477-CA-PCT	Chemistry	PE	Method of Inhibiting Fouling on a Metallic Surface Using a Surface Modifying Treatment Agent	3-Mar-16	2923221
U.S.A.	56477-US-NP	Chemistry	PE	Method of Inhibiting Fouling on a Metallic Surface Using a Surface Modifying Treatment Agent	19-Sep-14	14/491951	26-Mar-15	20150083397
U.S.A.	57201-US-NP	Chemistry	PE	Method of Using Scale Inhibitors as Tracer to Monitor Fracturing Fluid Flowback and Water Production	02 Jun 2016	15/172015
U.S.A.	57303-US-NP	EQUIPMENT	PE	System and Method for Providing Real-time Maintenance, Trouble-Shooting, and Process Assurance for the Oilfield	16-Jun-14	14/305299	17-Dec-15	20150365635
U.S.A.	57347-US-PSP	equipment/software	PE	Methods and Materials for Evaluating and Improving the Production of Geo-Specific Shale Reservoirs	27 Aug 2015	62/210762
U.S.A.	57529-US-NP	Chemistry	PE	Placement and Uses of Kick-off Wellbores and/or Lateral Assisted Wellbores	30-Sep-15	14/870880
U.S.A.	57679-US-NP	equipment/software	PE	WELL SCREEN-OUT PREDICTION AND PREVENTION	18-Mar-15	14/661397
U.S.A.	57680-US-NP	software/equipment	PE	HISTORICAL DATA ANALYSIS FOR CONTROL OF ENERGY INDUSTRY OPERATIONS	21-Jan-15	14/601711
U.S.A.	59903-US-PSP	Chemistry	PE	Microbial Produced Stone for Fine Migration Control	2-Mar-16	62/302209
U.S.A.	60374-US-PSP	Chemistry	PE	Fines fixing agent compatibility with organic complexed borate fracturing fluids	1-Feb-16	62/289768
U.S.A.	60695-US-CIP	Chemistry	PE	Carbon Nanodot Tracers for Production Monitoring	3-Jun-16	15/172335
Canada	95119-CA-NP	Chemistry	PE	Compositions and Methods for Hydraulic Fracturing	3-Jun-98	2239599			6-Nov-07
Canada	95376-CA-DIV[1]	Chemistry	PE	Method of Acidizing a Subterranean Formation With Diverting Foam or Fluid	28-Apr-11	2738482			24-Dec-13
Canada	95376-CA-DIV[2]	Chemistry	PE	Method of Acidizing a Subterranean Formation With Diverting Foam or Fluid	16-Jul-04	2805601	18-Jan-05	2805601	16-Sep-14
Canada	95376-CA-NP	Chemistry	PE	Method of Acidizing a Subterranean Formation With Diverting Foam or Fluid	16-Jul-04	2475004	18-Jan-05	2475004	12-Jul-11
Canada	95392-CA-NP	Chemistry	PE	Non-Damaging Fracturing Fluids and Methods for Their Use	17-May-06	2547252	18-Nov-06	2547252	19-Jul-11
U.S.A.	95406-US-NP	lab equipment	PE	Fluid Flow Model and Method of Using the Same	13-Sep-06	11/520549	22-Mar-07	20070062273	20-Oct-09	7603896
Canada	95417-CA-PCT	Chemistry	PE	Use of Anionic Surfactants as Hydration Aid For Fracturing Fluids	4-May-09	2668561	15-May-08	2668561
Canada	95494-CA-NP	Chemistry	PE	Gelled Emulsions and Methods of using Same	28-Feb-08	2623469	8-Sep-08		4-Jan-11
U.S.A.	95556-US-NP	lab equipment	PE	Article and Method for Stabilizing a Rock Chip	23-Jan-09	12/359050	29-Jul-10	20100186488	13-Sep-11	8015861
U.S.A.	95565-US-NP	Chemistry	PE	Method of Increasing Lubricity of Brine-Based Drilling Fluids and Completion Brines	16-Jul-08	12/174599	21-Jan-10	US20100016180	6-Dec-11	8071510
Canada	95588-CA-DIV	Chemistry	PE	Method of Using Polyquaterniums in Well Treatments	22-Oct-08	2829901			5-Jan-16
Canada	95588-CA-NP	Chemistry	PE	Method of Using Polyquaterniums in Well Treatments	22-Oct-08	2641479	22-Apr-10	2641479	9-Dec-14
Canada	95608-CA-NP	Chemistry	PE	Plug and Related Methods for Isolating Open Perforations in Horizontal Wellbores using Ultra Lightweight Proppant and Soluble Material	13-Mar-09	2658472	13-Sep-10	2658472	26-Jun-12

Schedule B

Baker Hughes Know-How Exceptions

1.	Exceptions regarding software as set forth in Schedule C are hereby incorporated by reference.

2.	Documentation and know-how regarding equipment, chemicals and additives provided by or produced by other Baker Hughes product lines and business units, and that are not produced by the Baker Hughes Contributed Business, will not be provided.

Schedule C

Software

See attached Baker Hughes IP License Schedule C.xlsx

Application	Primary Function	Tier	IP Details	Number of Users
Chemical Management Tool (CMT)	Engineering	1	Baker Hughes and Company to have copy of source code. Company must provide infrastructure to host. Only data from Contributed Business will be provided for Company instance of CMT subject to NDA’s with third party data owners.	50
JobMaster	Engineering	1	Baker Hughes and Company to have copy of source code.	250
JServe (iLand, BHI US and BHI Canada Servers)	Engineering	1	Baker Hughes and Company to have copy of source code. Company must provide SharePoint infrastructure to host.	50
JTrax	Engineering	1	Baker Hughes and Company to have copy of source code.	50
JView	Engineering	1	Baker Hughes and Company to have copy of source code.	50
LabQ - Iron Testing for Pressure Pumping	Engineering	1	Baker Hughes and Company to have copy of source code. Associatted handheld devices will be transferred to Company. Company must provide back end infrastrcuture to host.	100
PowerView (Pressure Pumping)	Sales/Marketing	1	Baker Hughes and Company to have copy of source code. Company will receive existing supporting infrastructure.	340
PowerVision (PowerPro and PowerTrax)	Sales/Marketing	1	Baker Hughes and Company to have copy of source code. Company will receive existing supporting infrastructure.	600
PowerVision Data Mapping Layer (DML) User Interface	Sales/Marketing	1	Baker Hughes and Company to have copy of source code. Company will receive existing supporting infrastructure.	20
PowerVision to BHWM to SAP integration	Sales/Marketing	1	Baker Hughes and Company to have copy of source code. Company will receive existing supporting infrastructure.	2
Treatment Engineering (TE)	Sales/Marketing	1	Baker Hughes and Company to have copy of source code	20
Antech Dongle Master	Engineering	2B	Baker Hughes and Company to have copy of source code	5
AutoRate	Engineering	2B	Baker Hughes and Company to have copy of source code	0
Baker Hughes eEHB (V2.10) (Electronic Engineering Handbook)	Engineering	2B	Baker Hughes and Company to have copy of source code	600
BallSealer	Engineering	2B	Baker Hughes and Company to have copy of source code	25
Canada Data Warehouse (PayZone)	Sales/Marketing	2B	Baker Hughes and Company to have copy of source code	45
CemFACTS	Engineering	2B	Baker Hughes and Company to have copy of source code	600
CemVision	Engineering	2B	Baker Hughes and Company to have copy of source code	100
Choke Calculator (Foamed Cement Jobs) (MS Excel)	Engineering	2B	Baker Hughes and Company to have copy of source code	100
Circa (Including Circa in the Cab and Circa Tools)	Engineering	2B	Baker Hughes and Company to have copy of source code	25
CrossOver Release	Engineering	2B	Baker Hughes and Company to have copy of source code	25
CT Life	Engineering	2B	Baker Hughes and Company to have copy of source code	25
CTRE Components	Engineering	2B	Baker Hughes and Company to have copy of source code	10
CTTR (Coiled Tubing Treatment Report)	Engineering	2B	Baker Hughes and Company to have copy of source code	25
Cycle - Coiled Tubing Fatigue Prediction Tool	Engineering	2B	Baker Hughes and Company to have copy of source code	50
Dtools	Engineering	2B	Baker Hughes and Company to have copy of source code	100
Engineers Log Assistant (ELA)	Engineering	2B	Baker Hughes and Company to have copy of source code	100
EZ-Treat System	Engineering	2B	Baker Hughes and Company to have copy of source code	100
IsoVision	Engineering	2B	Baker Hughes and Company to have copy of source code	100
Matrix Acidizing Design Program	Engineering	2B	Baker Hughes and Company to have copy of source code	25
Meyer Suite (MFast, MFrac, MFrac-Lite, MinFrac, MNPV, MProd, MPwri, MShale, MView, MWell)	Engineering	2B	Baker Hughes retains source code and Baker Hughes licenses use of the Meyer Suite software to Company pursuant to a standard commercial software license	50
PassGen	Engineering	2B	Baker Hughes and Company to have copy of source code	10
Plug Cement Wizard (PCW)	Engineering	2B	Baker Hughes and Company to have copy of source code	75
Reel Capacity	Engineering	2B	Baker Hughes and Company to have copy of source code	25
Regulatory Chemical Disclosure Report (Automated through WebFocus; a.k.a. Automated FracFocus Report or Hydraulic Fracturing Chemical Registry Report) (WebFocus)	Sales/Marketing	2B	Baker Hughes and Company to have copy of source code	300
Riser	Engineering	2B	Baker Hughes and Company to have copy of source code	10
StimTunnel (or Stim Tunneling Program (STP))	Engineering	2B	Baker Hughes and Company to have copy of source code	100
String Fleet History	Engineering	2B	Baker Hughes and Company to have copy of source code	25
TeleLog	Engineering	2B	Baker Hughes and Company to have copy of source code	10
TMAP (Tubing Movement Analysis Program)	Engineering	2B	Baker Hughes and Company to have copy of source code	50
Unit Conversion	Engineering	2B	Baker Hughes and Company to have copy of source code	25
WellTemp (PP)	Engineering	2B	Baker Hughes and Company to have copy of source code	100
WellWiz	Engineering	2B	Baker Hughes and Company to have copy of source code	250
Acidizing Concepts and Design Manual (Lotus Notes)	Engineering	3	Baker Hughes and Company will have copies of Contributed Business specific content and Company will not have access to the original application	0
BHOS - Baker Hughes Operating System	Quality	3	Baker Hughes and Company will have copies of Contributed Business specific content and Company will not have access to the original application	0
BJ DHT (down hole tools) Manual (Lotus Notes)	Engineering	3	Baker Hughes and Company will have copies of Contributed Business specific content and Company will not have access to the original application	0

BJ PPS Engineering Manual and Working Copy (Lotus Notes)	Engineering	3	Baker Hughes and Company will have copies of Contributed Business specific content and Company will not have access to the original application	0
BowTie XP	Sales/Marketing	3	Baker Hughes and Company will have copies of Contributed Business specific content	50
Cementing Engineering Support Manual (Lotus Notes)	Engineering	3	Baker Hughes and Company have copies of Contributed Business specific content and Company will not have access to the original application	0
Chemical Quality Control Procedure Manual (Lotus Notes)	Engineering	3	Baker Hughes and Company have copies of Contributed Business specific content and Company will not have access to the original application	0
Clarity	Sales/Marketing	3	Baker Hughes and Company will have copies of Contributed Business specific content and Company will not have access to the original application	50
CT Failures (Lotus Notes)	Quality	3	Baker Hughes and Company will have copies of Contributed Business specific content and Company will not have access to the original application	0
eCRM	Sales/Marketing	3	Baker Hughes and Company will have copies of Contributed Business specific content and Company will not have access to the original application	500
Equipment Manuals List (Lotus Notes)	Engineering	3	Baker Hughes and Company will have copies of Contributed Business specific content and Company will not have access to the original application	0
eTAM	Sales/Marketing	3	Baker Hughes and Company will have copies of Contributed Business specific content and Company will not have access to the original application	25
Friction Pressure Manual (Lotus Notes)	Engineering	3	Baker Hughes and Company will have copies of Contributed Business specific content and Company will not have access to the original application	0
Gravel Pack Manual (Lotus Notes)	Engineering	3	Baker Hughes and Company will have copies of Contributed Business specific content and Company will not have access to the original application	0
HR: NeoCase (MyHR)	HR	3	Baker Hughes and Company will have copies of Contributed Business specific content and Company will not have access to the original application	10
HR: OrgLink	HR	3	Baker Hughes and Company will have copies of Contributed Business specific content and Company will not have access to the original application	600
HR: Talent Exchange	HR	3	Baker Hughes and Company will have copies of Contributed Business specific content and Company will not have access to the original application	10
Iron Inspection Manual (Lotus Notes)	Engineering	3	Baker Hughes and Company will have copies of Contributed Business specific content and Company will not have access to the original application	0
Mixing Manual (Lotus Notes)	Engineering	3	Baker Hughes and Company will have copies of Contributed Business specific content and Company will not have access to the original application	0
Monthly Operations Report (MOR)	Sales/Marketing	3	Baker Hughes and Company will have copies of Contributed Business specific content and Company will not have access to the original application	0
Peoplelink to MySites (Data Migration)	HR	3	Baker Hughes and Company will have copies of Contributed Business specific content and Company will not have access to the original application	600
Rainmaker	Sales/Marketing	3	Baker Hughes and Company will have copies of Contributed Business specific content and Company will not have access to the original application	50
SmarTeam - BJ	Engineering	3	Baker Hughes and Company will have copies of Contributed Business specific content and Company will not have access to the original application	0
Stimulation Engineering Support Manual (Lotus Notes)	Engineering	3	Baker Hughes and Company will have copies of Contributed Business specific content and Company will not have access to the original application	0
Translplace	Supply Chain	3	Baker Hughes and Company will have copies of Contributed Business specific content and Company will not have access to the original application	0

Schedule D

Company Know-How Exceptions

None.

Schedule E

Contributed Patents

Baker Hughes Transferred Patents

Title	Owner	Country	Application Serial No. / Filing Date	Patent No. / Issue Date
Apparatus and Methods for Assisting in Controlling Material Delivered on a Conveyor	Baker Hughes Incorporated	U.S.A.	13/740835 14-Jan-13	9260253 16-Feb-16

Apparatus and Methods for Measuring and/or Adjusting the Height of Material in the Bin of a Hopper Assembly	Baker Hughes Incorporated	U.S.A.	14/039980 27-Sep-13	9285260 15-Mar-16

Apparatus and Methods for Assisting in Varying the Amount of Material Delivered from a Conveyor	Baker Hughes Incorporated	U.S.A.	15/042638 12-Feb-16

Apparatus and Methods for Assisting in Controlling the Discharge of Material onto a Conveyor from a Dispenser	Baker Hughes Incorporated	U.S.A.	13/568468 7-Aug-12	9038865 26-May-15

High Pressure Pump	Baker Hughes Incorporated	U.S.A.	13/852274 28-Mar-13	9377012 28-Jun-16

Fracturing Pump Assembly and Method Thereof	Baker Hughes Incorporated	U.S.A.	13/787378 6-Mar-13	9322397 26-Apr-16

Apparatus and Methods for Providing Blended Natural Gas To At Least One Engine	Baker Hughes Incorporated	U.S.A.	13/868526 23-Apr-13	9133779 15-Sep-15

Apparatus and Methods for Delivering a High Volume of Fluid into an Underground Well Bore from a Mobile Pumping Unit	Baker Hughes Incorporated	U.S.A.	13/948483 23-Jul-13	9395049 19-Jul-16

Proppant Delivery System and Method	Baker Hughes Incorporated	U.S.A.	14/249564 10-Apr-14

Fixed Frequency High-Pressure High Reliability Pump Drive	Baker Hughes Incorporated	U.S.A.	14/254057 16-Apr-14

Modular Hybrid Low Emissions Power for Hydrocarbon Extraction	Baker Hughes Incorporated	U.S.A.	14/298216 6-Jun-14

Reciprocating Pump Cavitation Detection and Avoidance	Baker Hughes Incorporated	U.S.A.	14/458068 12-Aug-14	9410546 9-Aug-16

Title	Owner	Country	Application Serial No. / Filing Date	Patent No. / Issue Date
Three Step Surface Enhancement Process for Carbon Alloy Fluid Ends	Baker Hughes Incorporated	U.S.A.	14/510164 9-Oct-14

Planetary Starting Assist for Electric Well Service Pumps	Baker Hughes Incorporated	U.S.A.	14/829556 18-Aug-15

Pump Assembly and Method For Assessing Valve Conditions in Pump	Baker Hughes Incorporated	U.S.A.	14/599622 19-Jan-15

Fluid End Assembly Integrity detection for well servicing pumps.	Baker Hughes Incorporated	U.S.A.	14/871641 30-Sep-15

Pneumatic Surfactant Coating apparatus	Baker Hughes Incorporated	U.S.A.	62/346150 6-Jun-16

Blender Control System	BJ Services Company	U.S.A.	08/815808 12-Mar-97	6007227 28-Dec-99

Metering Process and Device for Performing the Process	Baker Hughes Incorporated	Canada	2830417 17-Apr-12	2830417 07-Jun-16

Metering Process and Device for Performing the Process	Baker Hughes Incorporated	U.S.A.	13/095699 27-Apr-11	8955430 17-Feb-15

Oilfield Applications of GLDA	Baker Hughes Incorporated	U.S.A.	14/753942 29-Jun-15

Use of Long Chain Amines and Difunctional Compounds as Tracers	Baker Hughes Incorporated	U.S.A.	14/567332 11-Dec-14	9297252 29-Mar-16

Fracturing Fluids and Methods of Making and Using the Same	Baker Hughes Incorporated	Canada	2451334 21-Jun-2002	2451334 9-Sep-08

Fracturing Fluids and Methods of Making and Using the Same	BJ Services Company	U.S.A.	10/177983 21-Jun-02	6844296 18-Jan-05

Gelled Hydrocarbon Compositions and Methods for Use Thereof	BJ Services Company	U.S.A.	09/534655 24-Mar-00	6849581 1-Feb-05

Liquid CO2/Hydrocarbon Oil Emulsion Fracturing System	BJ Services Company	U.S.A.	09/469428 23-Dec-99	6509300 21-Jan-03

Refined Oil Gelling System	BJ Services Company Canada	Canada	2237383 12-May-98	2237383 19-Aug-03

Boron Crosslinkers for Fracturing Fluids With Appreciably Lower Polymer Loading and Related Methods and Compositions	Baker Hughes Incorporated	Canada	2741273 21-Apr-11

Title	Owner	Country	Application Serial No. / Filing Date	Patent No. / Issue Date
Methods of Making Polyboronic Compounds and Compositions Related Thereto	Baker Hughes Incorporated	U.S.A.	12/580322 16-Oct-09	8420577 16-Apr-13

Methods of Making Polyboronic Compounds and Compositions Related Thereto	Baker Hughes Incorporated	U.S.A.	12/580352 16-Oct-09	8389763 5-Mar-13

Polyboronic Compounds and Processes of Making and Using the Same	Baker Hughes Incorporated	U.S.A.	13/736799 8-Jan-13

A Method of Fracturing using Boron Crosslinkers	Baker Hughes Incorporated	U.S.A.	13/458753 27-Apr-12	8691735 8-Apr-14

Boron Crosslinkers for Fracturing Fluids With Appreciably Lower Polymer Loading	Baker Hughes Incorporated	U.S.A.	12/255125 21-Oct-08	8173580 8-May-12

Well Servicing Fluid	Baker Hughes Incorporated	Canada	2744620 28-Jun-11	2744620 25-Feb-14

Well Servicing Fluid	Baker Hughes Incorporated	U.S.A.	14/945298 18-Nov-15

Well Servicing Fluid	Baker Hughes Incorporated	U.S.A.	12/833799 9-Jul-10	9217103 22-Dec-15

Use of Hexose Oxidases to Create Hydrogen Peroxide in Aqueous Well Treatment Fluids	Baker Hughes Incorporated	U.S.A.	13/960261 6-Aug-13	8863838 21-Oct-14

Use of Hexose Oxidases to Create Hydrogen Peroxide in Aqueous Well Treatment Fluids	Baker Hughes Incorporated	U.S.A.	12/852915 9-Aug-10	8517095 27-Aug-13

Preparation of Boron Crosslinking Agents for Fracturing Fluids	Baker Hughes Incorporated	U.S.A.	13/153805 6-Jun-11	8921597 30-Dec-14

Oil Gel	BJ Services Company Canada	Canada	2216325 19-Sep-97	2216325 12-Aug-03

Methods and Compositions for Use in Cementing in Cold Environments	BJ Services Company	U.S.A.	09/644490 23-Aug-00	6626243 30-Sep-03

Apparatus and Method for Detecting the Launch of a Device in Oilfield Applications	BJ Services Company	U.S.A.	10/154435 22-May-02	6789619 14-Sep-04

Apparatus and Method for Detecting the Launch of a Device in Oilfield Applications	BJ Services Company	U.S.A.	10/939924 13-Sep-04	7066256 27-Jun-06

Title	Owner	Country	Application Serial No. / Filing Date	Patent No. / Issue Date
Apparatus and Method of Detecting Interfaces Between Well Fluids	BJ Services Company	U.S.A.	10/120201 10-Apr-02	6802373 12-Oct-04

Strength Retrogression Preventer	Baker Hughes Incorporated	U.S.A.	11/207411 19-Aug-05	7448449 11-Nov-08

Use of Methylhydroxyethyl Cellulose as Cement Additive	Baker Hughes Incorporated	U.S.A.	13/090111 19-Apr-11	8689870 8-Apr-14

Leaky Coax RFID for Parts Identification	Baker Hughes Incorporated	U.S.A.	15/149957 09-May-16

Well Stimulation Methods and Proppant	Baker Hughes Incorporated	U.S.A.	14/036423 25-Sep-13

Well Screen-Out Prediction and Prevention	Baker Hughes Incorporated	U.S.A.	14/661397 18-Mar-15

Historical Data Analysis for Control of Energy Industry Operations	Baker Hughes Incorporated	U.S.A.	14/601711 21-Jan-15

Naphthenic Acid Solids Dissolver Compositions and Methods Related Thereto	Baker Hughes Incorporated	Canada	2638503 01-Aug-08	2638503 20-Sep-11

Use of Methylhydroxyethyl Cellulose as Cement Additive	Baker Hughes Incorporated	Canada	2832602 10-Apr-12	2832602 26-Jul-16

Non-Damaging Fracturing Fluids and Methods for Their Use	Baker Hughes Incorporated	Canada	2547252 17-May-06	2547252 19-Jul-11

Partner Transferred Patents
Title	Owner	Country	Application Serial No. / Filing Date	Patent No. / Issue Date
SYSTEM AND METHOD FOR BLENDING OF BULK DRY MATERIALS IN OIL WELL CEMENTING	ALTCem, LLC	U.S.A.	15/245,839

SYSTEM AND METHOD OF CUSTOMIZABLE MATERIAL INJECTION FOR WELL CEMENTING	ALTCem, LLC	U.S.A.	14/967,824